UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WRAP TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 6, 2026

Dear Stockholders of Wrap Technologies, Inc.:

It is our pleasure to invite you to the 2026 Annual Meeting (the “Annual Meeting”) of Stockholders of Wrap Technologies, Inc. (the “Company,” “Wrap,” “our” or “we”). The Annual Meeting will be held at 10 a.m. Eastern Time on Friday, December 11, 2026, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet by registering at a live webcast www.virtualshareholdermeeting.com/WRAP2026.

Details regarding the meeting, the business to be conducted at the Annual Meeting and information about the Company that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders (“Notice”), the proxy statement and the enclosed proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025, as amended, are available at www.proxyvote.com.

The purpose of the Annual Meeting is to vote on the following:

1.	To elect the seven directors named in our proxy statement to the Company’s Board of Directors (the “Board”) to serve until the annual meeting of stockholders in 2027 or until each one’s respective successor has been duly elected and qualified;

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 200,000,000 shares to 300,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock;

5.	To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of Series C Preferred Stock in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series C Preferred Stock (including upon the operation of anti-dilution provisions contained in such Series C Preferred Stock and in connection with payment of any dividends thereon);

6.	To approve the Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan to (i) increase the aggregate number of shares of Common Stock available for the grant of awards by 10,000,000 shares of Common Stock, to a total of 30,500,000 shares of Common Stock and (ii) extend its terms for an additional ten years from the date of the Board’s approval;

7.	To approve an amendment to the Charter to provide that holders of Common Stock will not be entitled to vote on amendments relating solely to the terms of one or more outstanding series of preferred stock if the holders of the affected series are entitled to vote thereon; and

8.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We urge you to read the accompanying Notice and proxy statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Wrap Technologies, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Scot Cohen
Scot Cohen,
Chief Executive Officer and Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 11, 2026:

Our official Notice of Annual Meeting of Stockholders and proxy statement are available at: www.proxyvote.com

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS OF
WRAP TECHNOLOGIES, INC.

November 6, 2026

TIME: 10 a.m. Eastern Time

DATE: December 11, 2026

PLACE: www.virtualshareholdermeeting.com/WRAP2026

Purposes:

1.	To elect the seven directors named in Wrap Technologies, Inc.’s proxy statement (the “Company”) to the Company’s Board of Directors (the “Board”) to serve until the annual meeting of stockholders in 2027 or until each one’s respective successor has been duly elected and qualified (“Proposal 1”);

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Proposal 3”)

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 200,000,000 shares to 300,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (“Proposal 4”);

5.	To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of Series C Preferred Stock in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series C Preferred Stock (including upon the operation of anti-dilution provisions contained in such Series C Preferred Stock and in connection with payment of any dividends thereon) (“Proposal 5”);

6.	To approve the Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan to (i) increase the aggregate number of shares of Common Stock available for the grant of awards by 10,000,000 shares of Common Stock, to a total of 30,500,000 shares of Common Stock and (ii) extend the term of the plan to the tenth anniversary of the date of the Board’s approval (“Proposal 6”);

7.	To approve an amendment to the Charter to provide that holders of Common Stock will not be entitled to vote on amendments relating solely to the terms of one or more outstanding series of preferred stock if the holders of the affected series are entitled to vote thereon (“Proposal 7”); and

8.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 8”).

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” Proposals 1 - 8.

Who May Vote:

Only stockholders of record as of the close of business on October 15, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.

To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/WRAP2026 and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.

Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will also be able to submit questions during the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact our proxy solicitor, Sodali & Co. LLC, toll-free at 800-662-5200 or email at WRAP@investor.sodali.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your enclosed proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

The information contained on, or that can be accessed through, our website is not incorporated by reference into our proxy statement, and any reference to our website address is intended to be inactive textual reference only.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scot Cohen
Scot Cohen,
Chief Executive Officer and Chairman of the Board

Annex A - Form of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Wrap Technologies, Inc. to Effect the Share Increase Amendment
Annex B – Form of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Wrap Technologies, Inc. to Effect the Charter Amendment
Annex C – Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan
Annex D – Form of Series C Convertible Preferred Stock Certificate of Designations

Wrap Technologies, Inc.
3350 Virginia Street, Miami, Florida 33133

PROXY STATEMENT FOR THE
WRAP TECHNOLOGIES, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2026

This proxy statement (this “Proxy Statement”), along with the Notice of Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting (the “Annual Meeting”) of Wrap Technologies, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Friday, December 11, 2026, in virtual format at www.virtualshareholdermeeting.com/WRAP2026.

In this Proxy Statement, we refer to Wrap Technologies, Inc. as “Wrap,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting.

On or about November 6, 2026, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER ANNUAL MEETING TO BE HELD ON DECEMBER 11, 2026

This Proxy Statement, our Notice of Annual Meeting of Stockholders, the proxy card and our 2025 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

Additionally, you can find a copy of our 2025 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://ir.wrap.com/.

The executive offices of the Company are located at, and the mailing address of the Company is, 3350 Virginia Street, Miami, Florida 33133.

At the Annual Meeting, the Company expects the following matters to be acted upon:

1.	To elect the seven directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2027 or until each one’s respective successor has been duly elected and qualified (“Proposal 1”);

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Proposal 3”);

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4.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 200,000,000 shares to 300,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (“Proposal 4”);

5.	To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of Series C Preferred Stock in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series C Preferred Stock (including upon the operation of anti-dilution provisions contained in such Series C Preferred Stock and in connection with payment of any dividends thereon) (“Proposal 5”);

6.	To approve the Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan to (i) increase the aggregate number of shares of Common Stock available for the grant of awards by 10,000,000 shares of Common Stock, to a total of 30,500,000 shares of Common Stock and (ii) extend its terms for an additional ten years from the date of the Board’s approval (“Proposal 6”);

7.	To approve an amendment to the Charter to provide that holders of Common Stock will not be entitled to vote on amendments relating solely to the terms of one or more outstanding series of preferred stock if the holders of the affected series are entitled to vote thereon (“Proposal 7”); and

8.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 8”).

The Board unanimously recommends that you vote “FOR” items 1, 2, 3, 4, 5, 6, 7, and 8.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why is the Company Soliciting My Proxy?

The Board of the Company is soliciting your proxy to vote at the Annual Meeting to be held on
Friday, December 11, 2026, at 10 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/WRAP2026, and any postponement or adjournments of the Annual Meeting. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. We have also retained Sodali & Co. LLC (“Sodali”) to assist it in the solicitation of proxies for the Annual Meeting. Sodali will solicit proxies on our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Sodali will receive a fee of $15,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies for our Annual Meeting. We have also agreed to indemnify Sodali against certain claims.

Who Can Vote?

Only stockholders who owned shares of our capital stock, as of the close of business on October 15, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, there were 66,551,724 shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting.

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You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters:

●	Proposal 1: To elect the seven directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2027 or until each one’s respective successor has been duly elected and qualified (the “Director Election Proposal”);

●	Proposal 2: To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

●	Proposal 3: To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-On-Pay Proposal”);

●	Proposal 4: To approve an amendment to the Company’s Charter to increase the number of our authorized shares of Common Stock from 200,000,000 shares to 300,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

●	Proposal 5: To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of Series C Preferred Stock in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series C Preferred Stock (including upon the operation of anti-dilution provisions contained in such Series C Preferred Stock and in connection with payment of any dividends thereon) (the “Issuance Proposal”);

●	Proposal 6: To approve the Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan to (i) increase the aggregate number of shares of Common Stock available for the grant of awards by 10,000,000 shares of Common Stock, to a total of 30,500,000 shares of Common Stock and (ii) extend the term of the plan to the tenth anniversary of the date of the Board’s approval of the A&R Incentive Plan (the “A&R Incentive Plan Proposal”);

●	Proposal 7: To approve an amendment to the Charter to provide that holders of Common Stock will not be entitled to vote on amendments relating solely to the terms of one or more outstanding series of preferred stock if the holders of the affected series are entitled to vote thereon (the “Charter Amendment Proposal”);

●	Proposal 8: To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals
(the “Adjournment Proposal”); and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

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How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or submitted via the Internet. You may specify whether your shares should be voted for all director nominees or you may withhold your vote as to one or more director nominees. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 2-8. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Colonial Stock Transfer, or you have stock certificates registered in your name, you may vote:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 10, 2026.

●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of each nominee for director;

●	“FOR” the Auditor Ratification Proposal;

●	“FOR” the Say-On-Pay Proposal;

●	“FOR” the Share Increase Proposal;

●	“FOR” the Issuance Proposal;

●	“FOR” the A&R Incentive Plan Proposal;

●	“FOR” the Charter Amendment Proposal; and

●	“FOR” the Adjournment Proposal.

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What Happens if Additional Matters are Presented at the Annual Meeting?

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

●	by notifying the Company by filing, with our Corporate Secretary at our executive offices, located at 3350 Virginia Street, Miami, Florida 33133, a notice of revocation or another signed proxy with a later date; or

●	by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the Auditor Ratification Proposal (Proposal 2), the Share Increase Proposal (Proposal 4), and the Adjournment Proposal (Proposal 8), without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the Director Election Proposal (Proposal 1), the Say-On-Pay Proposal (Proposal 3), the Issuance Proposal (Proposal 5), the A&R Incentive Plan Proposal (Proposal 6) or the Charter Amendment Proposal (Proposal 7). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 3, 5, 6 or 7, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the Director Election Proposal, the Say-On-Pay Proposal, the Issuance Proposal, the A&R Incentive Plan Proposal, or the Charter Amendment Proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, by virtual attendance or by proxy, of the holders of one-third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Assuming the presence of a quorum:

Proposal 1: The Director Election Proposal

Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “WITHHOLD” votes will have no effect on the results of the Director Election Proposal. Failure to instruct your broker how to vote with respect to the Director Election Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Director Election Proposal.

Proposal 2: The Auditor Ratification Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal.

Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Auditor Ratification Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Auditor Ratification Proposal.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of HTL International, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee will reconsider its appointment.

Proposal 3: The Say-on-Pay Proposal	The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say-On-Pay Proposal is required to approve the Say-On-Pay Proposal. “ABSTAIN” votes will have no effect on the Say-On-Pay Proposal. Failure to instruct your broker how to vote with respect to the Say-on-Pay Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Say-On-Pay Proposal.

Proposal 4: The Share Increase Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal.

Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Share Increase Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Share Increase Proposal.

Proposal 5: The Issuance Proposal	The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the Issuance Proposal. Failure to instruct your broker how to vote with respect to the Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Issuance Proposal.

Proposal 6: The A&R Incentive Plan Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the A&R Incentive Plan Proposal is required to approve the A&R Incentive Plan Proposal. “ABSTAIN” votes will have no effect on the A&R Incentive Plan Proposal. Failure to instruct your broker how to vote with respect to the A&R Incentive Plan Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the A&R Incentive Plan Proposal.

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Proposal 7: The Charter Amendment Proposal

The affirmative vote of the holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Charter Amendment Proposal is required to approve the Charter Amendment Proposal. “ABSTAIN” votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Failure to instruct your broker how to vote with respect to the Charter Amendment Proposal will result in a broker non-vote and broker non-votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Proposal 8: The Adjournment Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal.

Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Adjournment Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Adjournment Proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Who Counts the Votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with respect to any of the proposals described herein to be brought before the Annual Meeting.

What Are the Costs of Soliciting these Proxies?

Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have also retained Sodali to assist it in the solicitation of proxies for the Annual Meeting. Sodali will solicit proxies on our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Sodali will receive a fee of $15,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies for our Annual Meeting. We have also agreed to indemnify Sodali against certain claims.

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When will the next stockholder advisory vote on executive compensation occur?

At our 2023 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three Years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years, and we are holding such vote at this Annual Meeting.

The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our stockholders in 2029.

Attending the Annual Meeting

The Annual Meeting will be held at 10 a.m. Eastern Time on Friday, December 11, 2026, virtually at www.virtualshareholdermeeting.com/WRAP2026. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on December 11, 2026. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/WRAP2026 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.

Householding of Annual Disclosure Documents

Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

1.	If your shares of the Company are registered in your own name, please contact our transfer agent, Colonial Stock Transfer, and inform them of your request by calling them at +1 (801) 355-5740 or writing them at 7840 S 700 E, Sandy, UT 84070.

2.	If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

Who Can Help Answer My Questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact our proxy solicitor, Sodali & Co. LLC at:

Sodali & Co. LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

(800)-662-5200

WRAP@investor.sodali.com

You will also be able to submit questions during the Annual Meeting.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Wrap Technologies, Inc., 3350 Virginia Street, Miami, Florida 33133.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class (2)
Directors and Officers
Scot Cohen/V4 Global LLC (3)	21,428,536	28.5%
Jared Novick/Continuum Ventures, LLC (4)	3,244,687	4.8%
Bruce Bernstein (5)	474,786	*
Marc Savas/Savbo Investments LLC (6)	583,794	*
Rajiv Srinivasan (7)	272,188	*
Vice Admiral Tim Szymanski (8)	247,797	*
John D. Shulman/Juggernaut Management, LLC (9)	766,189	1.1%
Edward Delatorre	0	*
All directors and executive officers as a group (8 persons)	27,017,977	35.2%

* represents ownership of less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)	A total of 66,551,724 shares of our capital stock are considered to be issued and outstanding, pursuant to SEC Rule 13d-3(d)(1) as of the Record Date.

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(3)	Based on information provided by Mr. Cohen and the Forms 4 filed by Mr. Cohen through October 1, 2026. Consists of (i) 10,610,742 shares of Common Stock held directly by Mr. Cohen, including 482,143 shares of restricted stock and 4,000,000 shares of restricted stock granted on September 2, 2026, which carry voting and dividend rights and vest upon the achievement of market capitalization milestones (1,600,000 of which will be forfeited if stockholder approval of an increase in the shares reserved under the 2017 Plan is not obtained prior to March 15, 2027), (ii) 2,044,539 shares of Common Stock held by V4 Global, LLC (“V4 Global”), (iii) 209,353 shares of Common Stock held by the Scot Cohen Roth IRA (“SC IRA”), (iv) 1,396,126 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter, (v) 2,142,857 shares of Common Stock issuable upon conversion of 3,000 shares of Series A Preferred Stock at the conversion price of $1.40 (subject to a 4.99% beneficial ownership blocker), of which 1,250 shares of Series A Preferred Stock are held directly and 1,750 shares are held by V4 Global, (vi) 714,286 shares of Common Stock issuable upon conversion of 1,000 shares of Series B Preferred Stock at the conversion price of $1.40 held by V4 Global (subject to a 4.99% beneficial ownership blocker), (vii) 862,069 shares of Common Stock issuable upon exercise of warrants held directly (subject to a 4.99% beneficial ownership blocker), (viii) 1,206,897 shares of Common Stock issuable upon exercise of warrants held by V4 Global, (ix) 1,100,000 shares of Common Stock issuable upon exercise of warrants held by V4 Global, (x) 666,667 shares of Common Stock issuable upon exercise of warrants held by V4 Global, and (xi) 475,000 shares of Common Stock issuable upon exercise of warrants held by the SC IRA. Mr. Cohen is the managing member of V4 Global and the holder of the SC IRA and, as a result, may be deemed to beneficially own (as determined under Section 13(d) of the Exchange Act) the securities held by V4 Global and the SC IRA. Mr. Cohen disclaims beneficial ownership of the securities held by V4 Global except to the extent of his pecuniary interest therein. The principal business address of V4 Global and Mr. Cohen is 445 Grand Bay Drive, Apt. P1A, Key Biscayne, FL 33149.

(4)	Based on information provided by Mr. Novick and the Forms 4 filed by Mr. Novick through October 1, 2026. Represents (i) 2,153,012 shares of Common Stock held directly by Mr. Novick, including 2,000,000 shares of restricted stock granted on September 2, 2026, which carry voting and dividend rights and vest upon the achievement of market capitalization milestones (800,000 of which will be forfeited if stockholder approval of an increase in the shares reserved under the 2017 Plan is not obtained prior to March 15, 2027), (ii) 275,000 shares of Common Stock held by Continuum Ventures, LLC (“Continuum”), (iii) 541,675 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter, and (iv) 275,000 shares of Common Stock issuable upon exercise of warrants held by Continuum (subject to a 4.99% beneficial ownership limitation). Mr. Novick is the managing member of Continuum and has voting control and investment discretion over the securities held by Continuum. As a result, Mr. Novick may be deemed to beneficially own (as determined under Section 13(d) of the Exchange Act) the securities held by Continuum. Mr. Novick disclaims beneficial ownership of the securities held by Continuum except to the extent of his pecuniary interest therein.

(5)	Mr. Bernstein holds (i) 276,788 shares of Common Stock, which includes shares underlying restricted stock units reported on his Forms 4, and (ii) 197,998 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter.

(6)	Represents (i) 268,796 shares of Common Stock held directly by Mr. Savas, which includes shares underlying restricted stock units reported on his Forms 4, (ii) 164,998 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter, (iii) 75,000 shares of Common Stock held by Savbo Investments LLC (“Savbo”), and (iv) 75,000 shares of Common Stock issuable upon exercise of warrants held by Savbo (subject to a 4.99% beneficial ownership blocker). Mr. Savas is a manager of Savbo and has voting control and investment discretion over the securities held by Savbo. As a result, Mr. Savas may be deemed to beneficially own (as determined under Section 13(d) of the Exchange Act) the securities held by Savbo.

(7)	Mr. Srinivasan holds (i) 190,690 shares of Common Stock, which includes shares underlying restricted stock units reported on his Forms 4, and (ii) 81,498 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter.

(8)	Mr. Szymanski holds (i) 182,799 shares of Common Stock, which includes shares underlying restricted stock units reported on his Forms 4, and (ii) 64,998 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter.

(9)	Based on information provided by Mr. Shulman and the Forms 4 filed by Mr. Shulman through October 1, 2026. Consists of (i) 216,191 shares of Common Stock held directly by Mr. Shulman, which includes shares underlying restricted stock units reported on his Forms 4, (ii) 49,998 shares of Common Stock underlying stock options that were vested as of the date hereof or will vest within 60 days hereafter, (iii) 250,000 shares of Common Stock held by Juggernaut Management, LLC (“Juggernaut”), and (iv) 250,000 shares of Common Stock issuable upon exercise of warrants held by Juggernaut (subject to a 4.99% beneficial ownership blocker). Mr. Shulman is a manager of Juggernaut and has voting control and investment discretion over the securities held by Juggernaut. As a result, Mr. Shulman may be deemed to beneficially own (as determined under Section 13(d) of the Exchange Act) the securities held by Juggernaut. Mr. Shulman disclaims beneficial ownership of the securities held by Juggernaut except to the extent of his pecuniary interest therein.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

The Company’s Board is currently composed of seven members of the Board. Under the Company’s Amended and Restated Bylaws, as amended, the number of directors will be fixed by the Board or the stockholders at an annual meeting of the stockholders, and directors serve until the next annual election and their successors are duly elected and qualified, or until their earlier resignation, removal or death.

Below is a list of the names, ages and positions of the individuals who currently serve as our directors and are director nominees to be elected at the Annual Meeting.

Name	Age	Position
Scot Cohen	57	Chief Executive Officer and Executive Chairman of the Board
Bruce Bernstein(1)(2)	62	Director
Marc Savas(1)(3)	58	Director
Rajiv Srinivasan(1)(2)(3)	40	Director
Vice Admiral Tim Szymanski(2)(3)	64	Director
John D. Shulman	63	Director
Edward Delatorre	67	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating Committee.

Director Biographies

Information concerning our director nominees is set forth below. The biographical description of each director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Scot Cohen - Mr. Cohen cofounded the Company in March 2016 and has previously served as a non-independent Director of the Company from June 2021 until October 2023 and Executive Chairman of the Company from July 2017 until June 2021 and then again beginning in October 2023, and currently serves as Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. He currently manages several operating partnerships that actively invest in the energy sector in addition to maintaining an active investment portfolio in various public companies, early-stage private companies, hedge funds and alternative assets including real estate. Mr. Cohen is the Founder and Managing Partner of V3 Capital Partners, a private investment firm focused on early-stage companies primarily in the consumer products industry, and Co-Manager of Red Fortune Fund, a private equity fund based in Hong Kong. Mr. Cohen also is the Founder of Petro River Oil, LLC and Chairman of Petro River Oil Corp. (OTCBB: PTRC), a publicly traded oil and gas producer with assets in Kansas and Oklahoma, and Petro Spring LLC, a global oil and gas technology solutions provider. Prior to creating V3 Capital Partners, Mr. Cohen was the Founder and Managing Partner at Iroquois Capital Opportunity Fund, a special situations private equity investment fund, and a Co-Founder of Iroquois Capital, a hedge fund with investments in small and micro-cap private and public companies. Mr. Cohen currently serves on the board of directors of Charlie’s Holding, Inc. (OTCQB: CHUC), and has served as Executive Chair of the board of directors of Petro River Oil Corp. since 2012. Mr. Cohen earned his Bachelor of Science degree from Ohio University in 1991.

The Board believes Mr. Cohen’s success with multiple private investment firms, his extensive contacts within the investment community and financial expertise strengthens the Company’s efforts to raise capital to fund the continued implementation of its business plan.

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Bruce Bernstein - Mr. Bernstein was appointed as a director of the Company in April 2023. Mr. Bernstein has over thirty-five years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein serves as a member of the Board of Directors of Xwell, Inc. (Formerly XpresSpa Holdings, Inc.) the leading airport spa company in the world, based in New York, serves as a Director for Neurotrope since November 14, 2016, Petros Pharmaceuticals, Inc. and Q/C Technologies, Inc. Mr. Bernstein holds a Bachelor of Business Administration from City University of New York (Baruch).

The Board believes that Mr. Bernstein’s experience in finance, audit, capital markets and in advising public companies provides significant benefit to the Company and as a member of the Board.

Marc Savas - Mr. Savas was appointed as a director of the Company in April 2023. Mr. Savas has over 35 years of experience in accelerating revenue for companies, and is skilled in developing and guiding leadership teams, executing tactical, strategic and technical plans, and brings a comprehensive understanding of organizational efficiency. Mr. Savas served as President of Vector97, a privately held waste hauling and recycling consulting firm, since February 2012 until December 2025. He has overseen Vector97 from a startup company through engineering its sale to SIB in June of 2022. Previously, he founded Unfair Advantage, Inc. and Living Full Blast, Inc., a management and efficiency consulting firm serving the Venture Capital and Legal vertical markets serving as Chief Executive Officer until January 2012. Mr. Savas has also served as a member of the Board of Directors of Motivational, Inc., a charitable organization, from July 2020 to present, and as a member of the Board of Directors of RMP, a charitable organization, from December 2022 to present. Mr. Savas holds a Bachelor of Science in Marketing from Northern Arizona University of Flagstaff Arizona and completed the Executive Development Program of the Marshall School of Business of the University of Southern California.

The Board believes that Mr. Savas’ experience in organizational efficiency and effectiveness, together with his extensive knowledge in finance, scalability and implementing successful business strategies, makes him a valuable member of the Board.

Rajiv Srinivasan - Mr. Srinivasan was appointed director in October 2023. Mr. Srinivasan served at LinkedIn by Microsoft (NYSE:MSFT) from 2019 to 2023, as the Director of the NAMER Globals Program from 2021 to 2023, and the Director of Global Clients from 2019 to 2021. Prior to that, he served as a Global Account manager at VMware (NYSE: VMW) from 2016 to 2019, and as a sales manager at MobileIron (NYSE: MOBL) from 2013 to 2015. Mr. Srinivasan’s startup experience includes Investor and Sales Advisor at Nirmata since 2017, Interim VP of Sales at Myally from 2018 to 2020 and Co-Founder and Head of Sales at Morta Security from 2011 to 2013. Mr. Srinivasan served as a Captain of the U.S. Army from 2004 to 2011 and is a contributor and commentator on military and veterans affairs, is on the board of directors and finance committee of Families Against Mandatory Minimums, a lobby to end mass incarceration. Mr. Srinivasan earned a Bachelor of Science in Arabic and Comparative Politics from the U.S. Military Academy, a Master of Science in Applied Mathematics with a focus on Data Science and Numerical Methods from Columbia University, and a Masters of Business Administration from the Wharton School of Business.

The Board believes that Mr. Srinivasan’s experience in technology based companies and early stage growth firms, together with his extensive knowledge and experience in implementing successful business strategies, makes him a valuable member of the Board.

Vice Admiral Tim Szymanski - Mr. Szymanski was appointed a director in October 2023. Mr. Szymanski is a distinguished retired United States Navy vice admiral, with thirty-seven years of military service. Mr. Szymanski currently provides consulting services to Pallas Advisors as a principal, a strategic advisory firm specializing in navigating complex national and international security dynamics, which he joined in August 2023, Odyssey Group International, Inc., Senseye, Inc., and Q30 Sports Science, LLC. Mr. Szymanski further serves on the Veteran Advisory Committee, at NanoDx Inc. and at Verkada Inc., on the Federal Advisory Board. Additionally, he is the board chair of Navy SEAL Museum San Diego. Prior to his retirement from the United States Navy, Mr. Szymanski last served as deputy commander of United States Special Operations Command and prior as the Commander of Naval Special Warfare. Mr. Szymanski also served on the Joint Staff as the J3 deputy directorate for Special Operations, as the Global War on Terror branch chief and as chief staff officer of Pakistan-Afghanistan Coordination Cell. Mr. Szymanski graduated from the United States Naval Academy in 1985. He completed a Master of Joint Campaign Planning and Strategy at the Joint Advanced Warfighting School.

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The Board believes that Vice Admiral Szymanski’s experience in organizational efficiency and effectiveness, together with his military leadership experience, makes him a valuable member of the Board.

John D. Shulman - Mr. Shulman was appointed a director in October 2025. Mr. Shulman is the Founder and Managing Partner of Juggernaut Capital Partners, a private equity firm he founded in 2009, which has over $1 billion in assets under management. He leads the firm’s Investment Committee and has more than 25 years of experience in private equity and investment management, with a focus on the consumer, healthcare, pharmaceutical, and business services sectors. Prior to founding Juggernaut Capital Partners, Mr. Shulman served as a Managing Director at Allied Capital Corporation from 2001 to 2009, where he was a member of both the Management Committee and the Investment Committee. Earlier in his career, he held senior investment and financial roles with other institutional investment firms. Mr. Shulman currently serves on the boards of several private companies, including Foundation Consumer Brands, Kemper Sports Management, PLEZi Nutrition, and ZOA Energy, LLC. He holds a Bachelor of Science degree in Finance from the University of Virginia’s McIntire School of Commerce and also attended the London School of Economics.

The Board believes that Mr. Shulman’s financial, leadership and operational expertise makes him a valuable member of the Board.

Edward Delatorre Jr. – Mr. Delatorre Jr. was appointed a director in October 2026. He brings more than 40 years of executive leadership in public safety, business, and real estate development. He has invested in, developed, and managed commercial and residential properties throughout the New York metropolitan area, particularly in the Bronx, and is the founder of Alboro Security Corp., a company specializing in security training and risk management. He currently serves on the board of directors of Ponce Bank, N.A., the banking subsidiary of Ponce Financial Group, Inc. (Nasdaq: PDLB). Mr. Delatorre Jr. recently concluded a distinguished career with the New York City Police Department, retiring as Deputy Commissioner of Labor Relations after more than four decades of service. During his tenure, he held numerous executive leadership positions, including Chief of Transit and Commanding Officer of the Police Academy. He oversaw major operational, labor, cybersecurity, and public safety initiatives, managed significant operating and capital budgets, secured nearly $40 million in federal grants for transit security, and helped develop innovative programs that strengthened public safety and community partnerships across New York City. Beyond his professional accomplishments, Mr. Delatorre Jr. has dedicated decades to mentoring future law enforcement leaders and supporting community organizations through his long-standing service with the NYPD Hispanic Society and Law Enforcement Exploring. Mr. Delatorre Jr. holds a Bachelor of Arts degree in Political Science from Herbert H. Lehman College, as well as a certification from Columbia University’s Police Management Institute.

The Board believes that Mr. Delatorre’s executive leadership in public safety, business and real estate expertise makes him a valuable member of the Board.

Executive Officers

Below is a list of the names, ages, positions and a brief account of the business experience of the individuals who serve as our executive officers.

Name	Age	Position
Scot Cohen	57	Chief Executive Officer and Executive Chairman of the Board
Jared Novick	42	Chief Operating Officer

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Executive Officer Biographies

The principal occupation and business experience for at least the past five years for our executive officers is as follows:

Jared Novick - Mr. Novick has served as Chief Operating Officer of the Company since December 2023 and has served as President of the Company since March 2025. From June 2023 to December 2023, Mr. Novick served as Chief Operating Officer and Senior Vice President of Strategy and Special Projects at Sidus Space, Inc. (NASDAQ:SIDU), where he oversaw diverse areas such as manufacturing, sales, product development, supply chain management, marketing, and human resources. Since 2018, he has also served on the Board of Advisors at BlueVoyant LLC (“Blue Voyant”), where he also served as Head of Strategy from 2017 until 2018. Before his tenure in public companies, Mr. Novick experienced success with two early-stage technology ventures, each culminating in notable exits. He co-founded and served as Chief Executive Officer of BitVoyant, a cybersecurity threat monitoring product and service provider for commercial enterprises, later acquired by cybersecurity unicorn BlueVoyant. Additionally, he founded and led CurvedSkies LLC, serving as Chief Executive Officer of a professional services firm catering to classified U.S. Federal Government customers in the aerospace and defense sectors. Mr. Novick’s professional career includes significant roles as a U.S. Intelligence Community Civil Servant and a contractor for Special Projects to the Office of the Secretary of Defense. He collaborated extensively with the U.S. Intelligence Community, the Department of Defense, and international partners to then deploy and operationally support critical National Security challenges across South America, Central-Asia and Africa. In the early stages of his career, Mr. Novick trained as a NASA Aircrew Member, operating High-Altitude Technologies above 60,000 feet and necessitating NASA pressure suit operations. He has logged over 2,000 hours of flight time in various fixed-wing aircrafts. During Operation Enduring Freedom, he accumulated over 400 combat flight hours while supporting special military units of the Special Operations community. Mr. Novick actively contributes to board activities, including a gubernatorial appointment by Florida Governor Ron DeSantis to the Department of Business & Professional Regulation. Mr. Novick holds a Bachelor of Arts in Physics from the University of Florida in Gainesville.

Scot Cohen - Mr. Cohen’s biography is incorporated by reference from page 12 of this Proxy Statement.

There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which he was selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed, pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” below.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

●	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity (not including any settlement of a civil proceeding among private litigants), and the judgment has not been reversed, suspended, or vacated; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Director Independence

Our Board has reviewed the independence of our directors based on the listing standards of the Nasdaq Capital Market (“Nasdaq”). Based on this review, the Board determined that Messrs. Bernstein, Savas, Shulman, Srinivasan, Delatorre, and Vice Admiral Szymanski are independent, as defined in Rule 5605(a)(2) of the Nasdaq rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence.

Committees of the Board of Directors

During the fiscal year ended December 31, 2025, the Board held three (3) meetings. Each director attended at least 75% of all Board and applicable committee meetings in fiscal year 2025. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders, and all of our directors, except Edward Delatorre (appointed to the Board in October 2026), attended our last annual meeting of stockholders in December 2025.

Our Board currently has three standing committees which consist of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Board has adopted written charters for each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, copies of which are publicly available on our website at https://ir.wrap.com/ under the “Governance” tab. Our Board may establish other committees from time to time as it deems necessary or appropriate.

Audit Committee

The Audit Committee held five (5) meetings in 2025. The Audit Committee assists our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy that the accountants are independent of management. The Audit Committee currently consists of Messrs. Bernstein, Savas and Srinivasan, with Mr. Bernstein serving as the Chair of the Audit Committee, each of whom is a nonmanagement member of our Board that we believe meets the criteria for independence under the applicable Nasdaq rules and SEC rules and regulations. Our Board has determined that Mr. Bernstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

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Compensation Committee

The Compensation Committee held one (1) meeting in 2025. The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers the 2017 Plan. The Compensation Committee currently consists of Messrs. Szymanski, Bernstein and Srinivasan, with Mr. Bernstein serving as Chair of the Compensation Committee, each of whom is a non-management member of our Board that we believe meets the criteria for independence under the applicable Nasdaq rules and SEC rules and regulations.

We adopted a Compensation Recovery Policy on November 20, 2023, as an additional safeguard to mitigate compensation risks.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held one (1) meeting in 2025. The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the full Board concerning corporate governance matters. The Nominating and Corporate Governance Committee currently consists of Messrs. Savas, Srinivasan and Szymanski, with Mr. Savas serving as Chair of the Nominating and Corporate Governance Committee. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the Nasdaq rules and SEC rules and regulations.

Nomination and Election of Directors

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the full Board concerning corporate governance matters. Both the Nominating and Corporate Governance Committee and the Board seek the talents and backgrounds that would be most helpful to the Company in selecting director nominees. The Board believes diversity of background provides for a variety of points of view, improves the quality of dialogue, and contributes to a more effective decision-making process. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

The Nominating and Corporate Governance Committee has adopted a formal policy regarding stockholder recommendations of director nominees, included in the Nominating and Corporate Governance charter available in the “Investors” section on our website at https://ir.wrap.com/. The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of directors. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee c/o Wrap Technologies, Inc., 3350 Virginia Street, Miami, Florida 33133. The submission must set forth: (1) the name and address of the recommending person, if a record holder, as they appear on the Company’s books; (2) the class and number of shares of the Company which are held of record or are beneficially owned, directly or indirectly, by the recommending person and any derivative instrument; (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the recommending person or nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, the recommending person or nominee with respect to any securities of the Company; (4) any proxy, contract, arrangement, understanding or relationship pursuant to which the recommending person or nominee has a right to vote any shares of any security of the Company; (5) any rights to dividends on the shares of the Company beneficially owned by the recommending person that are separated or separable from the underlying shares of the Company; (6) any performance-related fees (other than asset-based fees) that the recommending person is entitled to, based on any increase or decrease in the value of shares of the Company or derivative instruments, if any, as of the date of such notice, if any, including without limitation, any such interests held by members of the recommending person’s immediate family sharing in the same household; (7) any material interest of the recommending person in such business; (8) a statement whether the recommending person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or nomination; and (9) in the case of a nomination, a statement whether the recommending person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act.

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The Nominating and Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Consistent with our core values and beliefs, our Board appreciates the value of diversity in all aspects of the Company, including at the Board level.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code is available to security holders in the “Investors’’ section on our website, https://ir.wrap.com/. We intend to disclose any amendments to, or waivers from, our Code at the same website address provided above.

Insider Trading Policy

We have an insider trading policy that prohibits our directors, executive officers and all employees of the Company from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading plans, if any.

Timing and Issuance of Stock Options

Our Board does not have a formal policy on the timing of stock option awards in relation to the disclosure of material non-public information; however, it would take into account material non-public information when determining the timing and terms of such an award to avoid an inappropriate impact on the value of the award. The Company has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Communications with Directors

The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to Wrap Technologies, Inc., 3350 Virginia Street, Miami, Florida 33133, Attn: Corporate Secretary. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Family Relationships

There are no family relationships among our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that each of our directors and executive officers, and any other person who owns more than ten percent (10%) of our Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, we believe that all such SEC filing requirements were met in a timely manner during 2025, other than with respect to the following:

On January 6, 2025, a Form 4 for each of Rajiv Srinivasan, Marc Savas and Bruce Bernstein was filed late to report grants of RSUs on January 1, 2025.

On January 7, 2025, a Form 4 for Timothy Szymanski was filed late to report a grant of RSUs on January 1, 2025.

On February 13, 2025, a Form 4 for each of Rajiv Srinivasan, Marc Savas and Bruce Bernstein was filed late to report grants of RSUs on February 5, 2025.

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On February 13, 2025, a Form 4 for each of Jared Novick and Scot Cohen was filed late to report grants of RSUs and stock options on February 5, 2025.

On March 12, 2025, a Form 4 for Jared Novick was filed late to report the acquisition of shares of Common Stock and warrants on February 24, 2025.

On April 16, 2025, a Form 4 for each of Jared Novick, Marc Savas, Bruce Bernstein and Timothy Szymanski was filed late to report grants of RSUs on April 10, 2025.

On June 17, 2025, a Form 4 for Elwood G. Norris was filed late to report the sale of shares of Common Stock on June 11, 2025.

On July 10, 2025, a Form 4 for Bruce Bernstein was filed late to report a grant of RSUs on July 1, 2025.

On July 21, 2025, a Form 4 for Gerald Ratigan was filed late to report grants of stock options on June 9, 2025.

On August 28, 2025, a Form 4 for Scot Cohen was filed late to report the acquisition of Series B Preferred Stock and warrants on August 18, 2025.

On October 7, 2025, a Form 4 for each of Rajiv Srinivasan, Marc Savas and Bruce Bernstein was filed late to report grants of RSUs on October 1, 2025.

On October 8, 2025, a Form 4 for Timothy Szymanski was filed late to report a grant of RSUs on October 1, 2025.

On December 29, 2025, a Form 4 for John Shulman was filed late to report grants of stock options on October 25, 2025.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by the same individual. Mr. Cohen currently serves as our Chairman of the Board and our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and PEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and PEO.

●	Six of the seven current directors of the Company (six of the seven director nominees) are independent directors;

●	all of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors; and

●	the Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment will also be performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

SEC rules require us to disclose any transaction since January 1, 2024, or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Series A Preferred Stock

On June 29, 2023, the Company entered into that certain Purchase Agreement, dated as of June 29, 2023 (the “Series A Purchase Agreement”), with certain investors, including Scot Cohen, the Company’s Chief Executive Officer, and V4 Global, pursuant to which, the Company issued shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) and accompanying warrants (the “Series A Warrants”) to purchase shares of Common Stock. Mr. Cohen has voting and dispositive control with respect to the securities and is deemed to be the beneficial owner of the securities held by V4 Global. Pursuant to the Series A Purchase Agreement, the Company issued Mr. Cohen and V4 Global an aggregate of 3,000 shares of Series A Preferred Stock and Series A Warrants to purchase up to an aggregate of 2,068,966 shares of Common Stock for aggregate gross proceeds of $3,000,000. For the year ended December 31, 2025, Mr. Cohen earned dividends totaling $300,000 on his Series A Preferred Stock.

Private Placement February 2025

On February 24, 2025, the Company entered into a securities purchase agreement with certain accredited investors for the issuance and sale in a private placement of an aggregate of 3,216,666 shares of Common Stock and accompanying warrants (“PIPE Warrants”) to purchase up to 3,216,666 shares of Common Stock, with an exercise price of $1.80 per share. The purchase price for one share of Common Stock and accompanying PIPE Warrant was $1.80. The estimated gross proceeds to the Company were $5.8 million, before estimated offering expenses payable by the Company.

The Company issued the following to related parties: (i) Mr. Cohen, through V4 Global, an aggregate of 1,100,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 1,100,000 shares of Common Stock for aggregate gross proceeds of $1,980,000, (ii) Mr. Novick, through Continuum Ventures LLC, an aggregate of 275,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 275,000 shares of Common Stock for aggregate gross proceeds of $495,000, and (iii) Mr. Savas, through Savbo Investments LLC, an aggregate of 50,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 50,000 shares of common stock for aggregate gross proceeds of $90,000.

Compensation Paid to Mr. Ratigan

Beginning June 2025 through October 2025, Mr. Ratigan, the Company’s former Chief Financial Officer, was paid a base salary equal to $200,000 for his service as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, and on June 23, 2025, was granted stock options to purchase up to 200,000 shares of the Company’s Common Stock, at an exercise price equal to $1.41, which was the closing price of the Company’s Common Stock on the day prior to the grant, which would have vest in four substantially equal installments on each annual anniversary of the date of grant, provided that Mr. Ratigan was employed by or providing services to the Company through the applicable vesting date. In addition, Mr. Ratigan was eligible to receive an annual bonus based on performance targets set at the discretion of the Board. On October 21, 2025, the Company and Mr. Ratigan, mutually agreed to the separation of Mr. Ratigan from such roles, effective as of October 24, 2025. The terms of Mr. Ratigan’s separation from the Company have been memorialized pursuant to a General Release and Severance Agreement, dated as of October 21, 2025, which was executed by the Company and Mr. Ratigan on October 24, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Ratigan is entitled to receive a severance payment in an amount equal to $50,000, representing three months of Mr. Ratigan’s base salary, less all lawful and authorized withholdings and deductions, payable in a lump sum on the Company’s first regular pay date following the Effective Date (as defined in the Separation Agreement). In exchange for the consideration provided to Mr. Ratigan in the Separation Agreement, Mr. Ratigan agreed to waive and release any claims in connection with Mr. Ratigan’s employment and separation from the Company.

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Private Placement August 2025

On August 18, 2025, the Company entered into a securities purchase agreement with certain accredited investors for the issuance and sale in a private placement of an aggregate of (i) 4,500 shares of Series B Preferred Stock, initially convertible into up to 3,000,000 shares of the Company’s Common Stock, at an initial conversion price of $1.50 per share, and (ii) accompanying Series B Warrants to purchase up to 3,000,000 shares of Common Stock, with an initial exercise price of $1.50 per share. The estimated gross proceeds to the Company were $4.5 million, before estimated offering expenses payable by the Company (the “Series B Private Placement”).

In connection with the Series B Private Placement, the Company issued to Mr. Cohen, through V4 Global, an aggregate of 1,000 shares of Series B Preferred Stock and Series B Warrants to purchase up to an aggregate of 666,667 shares of Common Stock for aggregate gross proceeds of $1,000,000.

February 2026 Private Placement

On February 2, 2026, we entered into the February 2026 Purchase Agreement with the February 2026 Purchasers for the issuance and sale in a private placement of (i) an aggregate of 1,700,000 shares of Common Stock, (ii) Pre-Funded Warrants to purchase up to 800,000 shares of Common Stock, with an exercise price of $0.0001 per share, and (iii) Common Warrants to purchase up to 2,500,000 shares of Common Stock, with an exercise price of $2.30 per share. The estimated gross proceeds from the February 2026 Closing were approximately $5.0 million, prior to deducting offering expenses payable by us. The Company issued the following to related parties: (i) an aggregate of 475,000 shares of Common Stock and Common Warrants to purchase up to an aggregate of 475,000 shares of Common Stock for aggregate gross proceeds of $950,000 to Mr. Cohen through V4 Global, (ii) an aggregate of 250,000 shares of Common Stock and Common Warrants to purchase up to an aggregate of 250,000 shares of Common Stock for aggregate gross proceeds of $500,000 to Mr. Shulman through Juggernaut Management, LLC, and (iii) an aggregate of 25,000 shares of Common Stock and Common Warrants to purchase up to an aggregate of 25,000 shares of Common Stock for aggregate gross proceeds of $50,000 to Mr. Savas through Savbo Investments LLC.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows compensation awarded to, paid to or earned by, (1) the Company’s principal executive officer, (2) the Company’s most highly compensated executive officer other than the principal executive officer and (3) if applicable, up to two individuals who would have qualified as one of the Company’s two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year; during the fiscal years ended December 31, 2025 and 2024 (each, a “named executive officer”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards (2)	All Other Compensation (3)	Total

Scot Cohen	2025	$200,000	$-	$505,000	$699,918	$-	$1,404,918
Chief Executive Officer, Executive Chairman, Principal Financial Officer and Principal Accounting Officer	2024	$200,000	$-	$1,764,753	$-	$-	$1,964,753

Jared Novick	2025	$200,000	$-	$505,000	$699,918	$-	$1,404,918
President and Chief Operating Officer	2024	$190,909	$185,000	$-	$-	$-	$375,909

Gerald Ratigan (4)	2025	$75,694	$-	$-	$194,174	$50,000	$319,868
Former Chief Financial Officer	2024	$-	$-	$-	$-	$-	$-

(1)	Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of restricted stock units (“RSUs”) granted to the named executive officers during each fiscal year, as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification 718 (“ASC 718”). Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Specifically, the number in the table above includes:

●	for Mr. Cohen, RSUs granted in February 2025 in connection with his continued service as Chief Executive Officer;
●	for Mr. Novick, RSUs granted in February 2025 in connection with his continued service as Chief Operating Officer; and
●	for Mr. Cohen, RSUs granted in January 2024 for continued services as a member of the Board ($5,261 of the $1,764,753 relating to such continued services as a member of the Board) and as Chief Executive Officer and RSUs granted in October 2023, as part of an inducement grant in connection with being named Chief Executive Officer.

(2)	Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to the named executive officers during each fiscal year, as computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of such stock options. Specifically, the number in the table above includes:

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●	for Mr. Cohen, options granted in February 2025 in connection with his continued service as Chief Executive Officer;
●	for Mr. Novick, options granted in February 2025 in connection with his continued service as Chief Operating Officer; and
●	for Mr. Ratigan, options granted in June 2025 in connection with his employment with the Company.

(3)	Amounts reported in this column represent other compensation paid to named executive officers.

(4)	Gerald Ratigan served as the Company’s Chief Financial Officer from June 23, 2025, to October 24, 2025.

Employment Agreements

Scot Cohen. On October 12, 2023, the Board appointed Scot Cohen to the position of Executive Chairman, effective October 12, 2023.

In connection with Mr. Cohen’s appointment as Executive Chairman, the Company and Mr. Cohen entered into an agreement on October 12, 2023 (the “Cohen Employment Agreement”). Pursuant to the Cohen Employment Agreement, unless earlier terminated pursuant to the terms therein, Mr. Cohen will serve as the Company’s Executive Chairman for an initial term of two years from the effective date of his appointment (the “Initial Term”). On the second anniversary of such effective date of appointment (if Mr. Cohen’s employment has not been earlier terminated), and on each subsequent anniversary thereafter, the Cohen Employment Agreement will automatically renew and extend for a period of twelve (12) months (each such twelve (12)-month period, a “Renewal Term”) unless written notice of non-renewal is delivered by either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term, as applicable, or the Cohen Employment Agreement has been earlier terminated in accordance with its terms. As compensation for Mr. Cohen’s services to the Company, the Cohen Employment Agreement entitles Mr. Cohen to an annualized base salary of $200,000 (the “Cohen Base Salary”) and eligibility to participate in customary benefits offered to other executives of the Company. In the event Mr. Cohen’s employment is terminated by either party for any reason, Mr. Cohen will be entitled to: (i) any earned but unpaid Cohen Base Salary earned during his employment and applicable to all pay periods prior to the termination date; (ii) any documented and actually incurred unreimbursed business expenses, so long as Mr. Cohen makes any reimbursement request within 30 days following termination; and (iii) any employee benefits to which Mr. Cohen may be entitled under the Company’s employee benefit plans or programs in which Mr. Cohen participates as of the date of termination of Mr. Cohen’s employment. If Mr. Cohen’s employment is terminated by the Company without Cause (as defined in the Cohen Employment Agreement), or by Mr. Cohen for Good Reason (as defined in the Cohen Employment Agreement), or upon the end of the Initial Term or a Renewal Term, as applicable, as the result of the Company’s issuance of a notice of non-renewal, then, subject to certain conditions set forth in the Cohen Employment Agreement (including the execution and non-revocation of a general release of claims), Mr. Cohen will be entitled to: (i) severance payments in a total amount equal to 12 months’ worth of the Cohen Base Salary; (ii) any earned but unpaid annual bonus in respect of any completed year that has ended prior to the date of termination; and (iii) receive reimbursement, for a period of up to 12 months, for a portion of the premiums that Mr. Cohen elects to pay for continuation coverage under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, subject to Mr. Cohen’s timely submission of applicable documentation.

On December 12, 2023, the Board appointed Mr. Cohen to the position of Principal Executive Officer. On January 14, 2024, the Board appointed Mr. Cohen, who previously served as the Company’s Executive Chairman and Principal Executive Officer, to the position of Executive Chairman and Chief Executive Officer. In connection therewith, the Company and Mr. Cohen entered into an amendment, dated January 14, 2024, to the Cohen Employment Agreement, dated October 12, 2023, to, among other things, reflect Mr. Cohen’s new title. On April 5, 2024, the Board appointed Mr. Cohen to the position of Interim Principal Financial Officer and Principal Accounting Officer. In connection with the appointment of Mr. Ratigan as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, on June 23, 2025, Mr. Cohen was appointed as Executive Chairman, Chief Executive Officer and Principal Executive Officer of the Company. In connection with the mutual separation of Mr. Ratigan from the Company, on October 24, 2025, Mr. Cohen was appointed as Principal Accounting Officer and Principal Financial Officer. Mr. Cohen currently serves as Executive Chairman, Chief Executive Officer, Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer of the Company.

The terms of the Cohen Employment Agreement have not changed in connection with Mr. Cohen’s title changes at the Company.

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Jared Novick. On December 26, 2023, the Board appointed Jared Novick to the position of Chief Operating Officer. In connection with Mr. Novick’s appointment, on December 26, 2023 (the “Novick Effective Date”), the Company entered into an employment agreement (the “Novick Employment Agreement”) with Mr. Novick setting forth the terms and conditions of Mr. Novick’s employment as the Company’s Chief Operating Officer. Pursuant to the Novick Employment Agreement, Mr. Novick will serve as the Chief Operating Officer of the Company for a two-year initial term commencing on the Novick Effective Date, which term automatically renews each year for successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Novick Employment Agreement.

The Novick Employment Agreement provides that Mr. Novick will be entitled to receive an annual base salary of two hundred thousand dollars ($200,000) (“Novick Base Salary”), payable in equal installments pursuant to the Company’s customary payroll practices. Mr. Novick is entitled to a one-time sign-on bonus of $75,000, payable in two equal installments as follows, subject to Mr. Novick’s continued service on such dates: (i) 50% on the first payroll date following the Novick Effective Date, and (ii) 50% on the first payroll date following the six-month anniversary of the Novick Effective Date. Mr. Novick is also eligible to receive for each fiscal year during the term of his employment, an annual discretionary bonus, with the actual amount determined by the Board in its sole discretion (“Annual Bonus”), payable prior to March 15 of the fiscal year following the fiscal year to which the bonus relates. The Novick Employment Agreement also entitles Mr. Novick to receive customary benefits and reimbursement for reasonable out-of-pocket business expenses.

The Company may terminate Mr. Novick’s employment due to death or disability or for cause (as defined in the Novick Employment Agreement) at any time, and without cause at any time upon written notice. Mr. Novick may terminate his employment without good reason (as defined in the Novick Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a written notice to the Board of the existence of condition(s) giving rise to the good reason within forty-five days after the initial occurrence of such condition(s), and failure of the Company to cure such condition(s) within thirty days following the Board of Director’s receipt of such notice.

If Mr. Novick’s employment is terminated by either the Company or Mr. Novick for any reason, Mr. Novick shall receive any earned but unpaid Novick Base Salary and expenses required to be reimbursed pursuant to the Novick Employment Agreement and any employee benefits Mr. Novick is entitled to under the Company’s employee benefit plans or programs in which Mr. Novick participates. In addition, if Mr. Novick’s employment is terminated by the Company without cause (as defined in the Novick Employment Agreement) or upon non-renewal or by Mr. Novick for good reason (as defined in the Novick Employment Agreement), then, subject to compliance with the restrictive covenants set forth in the Novick Employment Agreement and the execution of a release of claims in favor of the Company, the Company will pay the following severance payments and benefits: (i) an amount equal to twelve months’ Novick Base Salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to any earned, but unpaid, Annual Bonus for services rendered during the year preceding the date of termination; and (iii) an amount intended to assist Mr. Novick with his post-termination health coverage, provided however, he is under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

On March 10, 2025, the Board appointed Mr. Novick to the position of President and Chief Operating Officer. Mr. Novick will not be provided any additional compensation for his service as President and Chief Operating Officer. The terms of the Novick Employment Agreement have not changed in connection with Mr. Novick’s appointment as President and Chief Operating Officer of the Company.

Gerald Ratigan. In June 2025, the Board appointed Mr. Ratigan to the position of Chief Financial Officer, principal accounting officer and principal financial officer of the Company. Beginning June 2025 through October 2025, Mr. Ratigan was paid a base salary equal to $200,000 for his service as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, and on June 23, 2025, was granted stock options to purchase up to 200,000 shares of the Company’s Common Stock, at an exercise price equal to $1.41, which was the closing price of the Company’s Common Stock on the day prior to the grant, which would have vest in four substantially equal installments on each annual anniversary of the date of grant, provided that Mr. Ratigan was employed by or providing services to the Company through the applicable vesting date. In addition, Mr. Ratigan was eligible to receive an annual bonus based on performance targets set at the discretion of the Board. On October 21, 2025, the Company and Mr. Ratigan, mutually agreed to the separation of Mr. Ratigan from such roles, effective as of October 24, 2025. The terms of Mr. Ratigan’s separation from the Company have been memorialized pursuant to a General Release and Severance Agreement, dated as of October 21, 2025, which was executed by the Company and Mr. Ratigan on October 24, 2025 (the “Ratigan Separation Agreement”). Pursuant to the Ratigan Separation Agreement, Mr. Ratigan received a severance payment in an amount equal to $50,000, representing three months of Mr. Ratigan’s base salary, less all lawful and authorized withholdings and deductions, payable in a lump sum on the Company’s first regular pay date following the Effective Date (as defined in the Ratigan Separation Agreement). In exchange for the consideration provided to Mr. Ratigan in the Ratigan Separation Agreement, Mr. Ratigan agreed to waive and release any claims in connection with Mr. Ratigan’s employment and separation from the Company.

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Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2025.

Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scot Cohen	2/5/2025	-		500,000	(7)	$1.98	2/5/2035	$-		$-	$-	$-
	1/2/2024	-		-		$-	-	$632,911		$1,506,328	$-	$-
	10/12/2023	241,071		241,072	(2)	$1.40	10/12/2033	$-		$-	$-	$-
	10/12/2023	430,055		860,111	(3)	$1.40	10/12/2033	$321,429	(4)	$765,001	$-	$-
	4/1/2021	100,000	(5)	-		$5.56	4/1/2031	$-		$-	$-	$-

Jared Novick	2/5/2025	-		500,000	(8)	$1.98	2/5/2035	$-		$-	$-	$-
	12/23/2023	166,675		83,325	(6)	$2.51	12/26/2033	$-		$-	$-	$-

(1)	The market value is computed based on the closing market price of our Common Stock on December 31, 2025, of $2.38 per share.

(2)	Mr. Cohen was awarded stock options which vest in four substantially equal installments at the end of each of the Company’s fiscal years beginning on December 31, 2024, and ending on December 31, 2027, provided Mr. Cohen is employed by or providing services to the Company or an affiliate on the applicable vesting date.

(3)	Mr. Cohen was granted nonqualified stock options in connection with Mr. Cohen’s appointment as Executive Chairman. The stock options will vest, subject to Mr. Cohen’s continued employment with the Company through each vesting date, as follows: (i) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $100 million for each trading day during 2 consecutive months; (ii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $150 million for each trading day during 2 consecutive months; and (iii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $200 million for each trading day during 2 consecutive months, subject to accelerated vesting upon the occurrence of certain events.

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(4)	Mr. Cohen was granted restricted shares of Common Stock of the Company issued in connection with Mr. Cohen’s appointment as Executive Chairman. The restricted shares will be issued upon vesting and shall vest, subject to Mr. Cohen’s continued employment, (i) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $100 million for each trading day during 2 consecutive months; (ii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $150 million for each trading day during 2 consecutive months; and (iii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $200 million for each trading day during 2 consecutive months.

(5)	Mr. Cohen was awarded stock options in connection with his previous position with the Company.

(6)

Mr. Novick was granted stock options in connection with the Novick Employment Agreement. The stock options vest in three substantially equal installments at the end of each of the Company’s first through third fiscal years beginning on December 31, 2024, and ending on December 31, 2026, provided that Mr. Novick is employed by or providing services to the Company through the applicable vesting date.

(7)

Mr. Cohen was granted stock options by the Board in February 2025 in connection with his continued service as Chief Executive Officer. The options vest in four equal annual installments beginning on the first anniversary of the date of grant.

(8)	Mr. Novick was granted stock options by the Board in February 2025 in connection with his continued service as Chief Operating Officer. The options vest in four equal annual installments beginning on the first anniversary of the date of grant.

Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Summary Compensation Table” above.

Director Compensation Program

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2025.

	Fees Earned or Paid in	Stock Awards	Option Awards
Name (1)	Cash ($) (2)	($) (3)	($) (4)	Total ($)
Bruce Bernstein	$-	$212,390	$-	$212,390
Marc Savas	$-	$204,106	$-	$204,106
Rajiv Srinivasan	$-	$131,651	$-	$131,651
Timothy Szymanski	$-	$123,368	$-	$123,368
John Shulman	$-	$-	$83,100	$83,100

(1)	Mr. Cohen, our Chief Executive Officer, is a named executive officer and is not separately compensated for his service as a member of the Board. Any fees earned or paid to Mr. Cohen in connection with his services as a member of the Board are included in “Executive Compensation - Summary Compensation Table.”

(2)	For 2025, director fees payable to our non-employee directors were settled in shares of Common Stock in lieu of cash, and the grant date fair value of such shares is reported in the “Stock Awards” column.

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(3)

Amounts reflect the aggregate grant date fair value of stock awards granted during 2025, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are described in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Mr. Bernstein received 131,385 shares of Common Stock for his services to the Board. Mr. Savas received 126,839 shares of Common Stock for his services to the Board. Mr. Srinivasan received 71,788 shares of Common Stock for his services to the Board. Mr. Szymanski received 67,243 shares of Common Stock for his services to the Board. The number of shares was calculated based on the amount due to such Board members at each vesting date, divided by the closing price of the stock on the applicable grant date. As of December 31, 2025, the aggregate number of unvested stock awards held by our directors were as follows: Mr. Bernstein: 22,871 shares; Mr. Savas: 22,871 shares; Mr. Shulman: 0 shares; Mr. Srinivasan: 6,205 shares; and Mr. Szymanski: 6,205 shares.

(4)	Amounts reflect the aggregate grant date fair value of option awards granted during 2025, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are described in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Mr. Shulman received an option award in lieu of stock awards in connection with his appointment to the Board in October 2025. As of December 31, 2025, the aggregate number of shares of Common Stock underlying outstanding options held by our directors were as follows: Mr. Bernstein: 0 shares; Mr. Savas: 0 shares; Mr. Shulman: 30,000 shares; Mr. Srinivasan: 0 shares; and Mr. Szymanski: 0 shares.

Additional Director Compensation Information

On April 1, 2021, the Board approved a new director compensation plan payable to all non-employee independent directors (“Amended Board Plan”). As revised, under the terms of the Amended Board Plan, non-employee independent directors received $121,000 annually effective January 1, 2021, payable one-half in cash and one half in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that chairs a standing committee of the Board will receive an additional annual cash payment of $10,000, and any independent director serving as lead independent director of the Board received additional annual cash compensation of $25,000. In lieu of director compensation, the Executive Chairman, if any, was to be paid $121,000 annually, effective January 1, 2021, in addition to the grant of an option to purchase 100,000 shares of Common Stock with 30% vesting immediately and the remaining 70% vesting in equal monthly installments over the twelve months from the date of grant.

In addition to annual compensation paid to each member of the Board, each new director appointed to the Board received an initial grant of options to purchase 30,000 shares of Common Stock at an exercise price based on the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on the date of grant, which options shall expire, if not previously exercised, ten years from the date of grant, and shall vest as follows: (i) 50% on the one-year anniversary of the date of grant, and (ii) the remaining 50% in four equal quarterly installments over the following year.

In October 2023, the Board approved a revised director compensation plan payable to all non-employee independent directors, effective October 1, 2023 (“Revised Board Plan”). As revised, under the terms of the Revised Board Plan, non-employee independent directors receive $121,000 annually, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that chairs a standing committee of the Board will receive an additional annual payment of $10,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant.

In February 2025, the Board approved a revised director compensation plan payable to all non-employee independent directors, effective February 1, 2025 (“Second Revised Board Plan”). As revised, under the terms of the Second Revised Board Plan, the chair of the Audit Committee of the Board will receive an additional annual payment of $18,000 and each independent director of the Compensation Committee and the Nominating Committee of the Board will receive an additional annual payment of $10,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that is a member of the audit committee of the Board will receive an additional annual payment of $9,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant.

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Equity Compensation Plan Information

On March 31, 2017, the Company adopted, and the stockholders approved, the 2017 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan reserved 2.0 million shares of our Common Stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) shares of Common Stock, (iii) restricted stock awards, and (iv) restricted stock units.

Stockholders authorized an increase to the shares of Common Stock authorized under the plan of an additional 2,100,000 shares in May 2019, an additional 1,900,000 shares in June 2020, an additional 1,500,000 shares in June 2021, an additional 1,500,000 shares in May 2022, an additional 7,500,000 shares in December 2024, and an additional 4,000,000 shares in December 2025, for a total of 20,500,000 shares authorized for issuance under the Incentive Plan as of the date of this Proxy Statement. As of December 31, 2025, there were 8,011,625 shares of Common Stock available for grant under the Incentive Plan.

The following table sets forth information as of December 31, 2025, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Name (1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,449,534	$2.05	8,011,625
Equity compensation plans not approved by security holders	-	$-	-
Total	6,449,534	$2.05	8,011,625

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Bernstein, as Chairman, Mr. Szymanski and Mr. Srinivasan. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

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PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the three years ended December 31, 2025. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The compensation committee believes that 2025 compensation decisions for the PEO and Non-PEOs are reflective of the firm’s overall operating, strategic, financial and stock price performance and thus aligned with shareholders.

Pay Versus Performance Table

Fiscal Year	Summary Compensation Table Total for PEO 1	Compensation Actually Paid to PEO 1	Summary Compensation Table Total for PEO 2	Compensation Actually Paid to PEO 2	Summary Compensation Table Total for PEO 3	Compensation Actually Paid to PEO 3	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOS	Value of Initial $100 Investment Based on Total Shareholder Return	Net Loss ($) (Thousands)
	(1)	(4)	(2)	(4)	(3)	(4)	(5)	(6)
2025	$1,404,918	$2,314,075	$0	$0	$0	$0	$862,393	$866,132	$140.83	$(10,335)
2024	$1,959,493	$(643,239)	$0	$0	$0	$0	$222,525	$(723,422)	$125.44	$(5,875)
2023	$2,515,855	$5,904,147	$450,000	$1,600,958	$601,338	$(953,925)	$336,138	$419,090	$183.43	$(30,220)

(1)	Scot Cohen (PEO 1) served as our PEO starting December 12, 2023.

(2)	Kevin Mullins (PEO 2) served as our PEO from April 13, 2023 to December 12, 2023.

(3)	TJ Kennedy (PEO 3) served as our PEO from April 18, 2022 to April 13, 2023.

(4)	For each of the PEOs in the table above, the following amounts were added and deducted to the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid as determined in accordance with SEC regulations.

PEO 1
Fiscal Year	2025
SCT Total	$1,404,918
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,204,918)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$891,855
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$753,262
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$405,000
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$63,957
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid	$2,314,075

(5)	For the year ended December 31, 2025, Jared Novick and Gerald Ratigan were our other Named Executive Officers.

(6)	For our other Named Executive Officers, the following amounts were added and deducted to the Summary Compensation Table amount to determine the compensation actually paid as determined in accordance with SEC regulations.

NEO
Fiscal Year	2025
SCT Total	$862,393
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(699,546)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$445,928
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$27,429
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$202,500
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$27,429
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid	$866,132

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Analysis of the Information Presented in the Pay Versus Performance Table

The following graph compares the compensation actually paid to our PEO(s), the average of the compensation actually paid to our remaining NEOs and the TSR performance of our stock price.

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with Net Loss.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board has nominated Scot Cohen, Bruce T. Bernstein, Marc Savas, Rajiv Srinivasan, John Shulman, Vice Admiral Tim Szymanski, and Edward Delatorre for election at the Annual Meeting. If they are elected, they will serve on our Board until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. In the event that any director nominee becomes unable or unwilling to serve, the shares represented by such proxies will be voted for the election of such other person as the Board may recommend in that director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director or director nominee. None of the directors or director nominees identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” herein.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy “FOR” the election of each of the director nominees. All seven of the director nominees are presently directors of the Company.

Vote Required and Board’s Recommendation

Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “WITHHOLD” votes will have no effect on the results of the Director Election Proposal. Failure to instruct your broker how to vote with respect to the Director Election Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Director Election Proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

THE BOARD RECOMMENDS THE ELECTION OF EACH DIRECTOR NOMINEE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THEIR PROXY.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at https://ir.wrap.com/. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2025, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management and HTL International, LLC, our independent registered public accounting firm;

●	Discussed with HTL International, LLC the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding HTL International, LLC’s communication with the Audit Committee concerning independence, and has discussed their independence with HTL International, LLC; and

●	Received written disclosures and the letter from HTL International, LLC regarding its independence as required by applicable requirements of the PCAOB regarding HTL International, LLC’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and HTL International, LLC, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Members of the Wrap Technologies, Inc. Audit Committee

Bruce T. Bernstein (Chairman)

Marc Savas

Rajiv Srinivasan

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PROPOSAL NO. 2 - AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed HTL International, LLC, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. HTL International, LLC audited our financial statements for the fiscal year ended December 31, 2025 and fiscal year ended December 31, 2024. We do not expect that representatives of HTL International, LLC will be present at the Annual Meeting.

In deciding to appoint HTL International, LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with HTL International, LLC and concluded that HTL International, LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

Audit Fees and Services

The Company engaged HTL from May 7, 2024, to present. The following table presents fees for professional audit services rendered by HTL for audit and other services provided for the fiscal years ended December 31, 2025, and December 31, 2024.

	2025	2024

Audit Fees(1)	$175,000	$165,000
Audit Related Fees(2)	19,000	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total	$194,000	$165,000

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings.
(2)	Audit Related fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.
(3)	Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning.
(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit Related Fees, or Tax Fees.

The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

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Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.	Tax services include all services performed by independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service, including for the fiscal year ending December 31, 2026. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of HTL International, LLC as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Auditor Ratification Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Auditor Ratification Proposal.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of HTL International, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee of our Board will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HTL INTERNATIONAL, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3 - SAY-ON-PAY PROPOSAL

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee of the Board (the “Compensation Committee”) or our Board.

However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We currently hold an advisory vote to approve the compensation of our named executive officers every three years and, unless our Board modifies this policy, the next such advisory vote will occur at the 2029 annual meeting of stockholders.

Our executive compensation program is designed to attract key employees and to retain, motivate and reward our executive officers for their performance and contribution to our long-term success. Under these programs, our executive officers are rewarded for the achievement of corporate and individual performance objectives, and our executive officers’ incentives are aligned with stockholder value creation. These goals may include the achievement of specific financial or business development goals. Also, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, the Compensation Committee seeks to set performance goals that reach across all business areas and include achievements in finance/business development and corporate development.

The “Executive Compensation” section beginning on page 22 below describes, in detail, our executive compensation programs and the decisions made by our Board’s Compensation Committee with respect to the fiscal years ended December 31, 2025 and 2024. Although we have no formal policy for a specific allocation between current and long-term compensation, or cash and non-cash compensation, when possible and appropriate considering the Company’s financial condition and other related facts and circumstances, we seek to implement a pay mix for our officers with a relatively equal balance of both, providing a competitive salary with a significant portion of compensation awarded on both corporate and personal performance.

Vote Required and Board’s Recommendation

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and the Compensation Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the compensation of our named executive officers.

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say-On-Pay Proposal is required to approve the Say-On-Pay Proposal. “ABSTAIN” votes will have no effect on the Say-On-Pay Proposal. Failure to instruct your broker how to vote with respect to the Say-on-Pay Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Say-On-Pay Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say-On-Pay Proposal will result in a broker non-vote, which will have no effect on the results of the Say-On-Pay Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 4 - SHARE INCREASE PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter, to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex A.

We currently have a total of 205,000,000 shares of capital stock authorized under our Charter, consisting of 200,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Secretary of State of the State of Delaware, which would have the effect of increasing the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 and increasing the number of authorized shares of all classes of stock from 205,000,000 to 305,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

The Board believes that unless we obtain approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under the 2017 Plan and in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition. In addition, we are required to keep a reserve of a certain number of shares of Common Stock pursuant to certain outstanding series of convertible preferred stock and warrants. Unless we obtain approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be in breach of the terms of such convertible preferred stock contained in the applicable certificates of designations, warrants and applicable purchase agreements the Company entered into in connection with the financing transaction in which such shares of preferred stock and accompanying warrants were issued and sold.

Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, we may not have enough shares to pursue future capital raising or other strategic transactions or satisfy our obligations in connection with the outstanding series of convertible preferred stock and warrants.

In addition, if this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. Our future success depends upon our ability to attract, retain and motivate highly skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain approval for this proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

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Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with issuances pursuant to the Certificate of Designations of the Series A Convertible Preferred Stock (the “Series A Certificate of Designations”) (as may be exchanged into Series C Preferred Stock under the Certificate of Designations of the Series C Convertible Preferred Stock), the Series A Warrants, the Certificate of Designation of the Series B Convertible Preferred Stock (the “Series B Certificate of Designations”) and the Series B Warrants and future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the Wrap Technologies, Inc. 2017 Equity Compensation Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Share Increase Amendment.

Additionally, V4 Global, an entity controlled by Scot Cohen, our Chief Executive Officer, Executive Chairman Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer participated in the Private Placement. V4 Global will be unable to convert its Series B Preferred Stock and exercise its Series B Warrants issued to it in connection with the Private Placement if the Share Increase Proposal is not approved by our stockholders.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Share Increase Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Share Increase Proposal.

THE BOARD RECOMMENDS APPROVAL OF THE SHARE INCREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE SHARE INCREASE PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 5 - ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

At the request of certain holders of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share and with a stated value of $1,000 per share (the “Series A Preferred Stock”), we agreed to exchange all outstanding shares of Series A Preferred Stock into shares of a new series of convertible preferred stock (the “Series C Preferred Stock”), pending approval of the Issuance Proposal.

Accordingly, we are hereby seeking approval, for the purpose of complying with Nasdaq Listing Rule 5635(d) for the issuance (the “Issuance”) of: (i) the shares of Common Stock into which the Series C Preferred Stock are convertible, including any additional Conversion Shares that may be issuable pursuant to customary adjustments set forth in the Certificate of Designations for such Series C Preferred Stock, including for stock dividends, stock splits, reclassifications and the like, price based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then applicable Conversion Price (subject to certain exceptions) (the “Conversion Shares”) and (ii) the dividends payable, at the election of the Company, in shares of Common Stock (the “Dividend Shares”, and together with the Conversion Shares, the “Series C Underlying Shares”).

Preferred Shares

The terms of the Series C  Preferred Stock are as set forth in a Certificate of Designations, to be filed with the Secretary of State of the State of Delaware after stockholder approval of the Issuance Proposal. The Certificate of Designations will be filed as an exhibit to a Current Report on Form 8-K within four business days of filing the Certificate of Designations with the Secretary of State of the State of Delaware.

The Series C Preferred Stock are convertible into shares of Common Stock at the option of the respective holders at any time at the Conversion Price. The initial Conversion Price, subject to adjustment as set forth in the Certificate of Designations, is $1.40 per share. The Conversion Price is subject to customary adjustment for stock dividends, stock splits, reclassifications and the like. The Conversion Price is also subject to “full ratchet” price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). The Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding Series C Preferred Stock (provided, that such holders must include Iroquois Master Fund Ltd.), subject to the rules and regulations of Nasdaq. Any reduction in the Conversion Price will result in an increased number of Common Shares being issuable upon the payment of dividends in respect of the Series C Preferred Stock or upon the conversion of the Series C Preferred Stock and additional dilution to existing investors.

The holders of the Series C Preferred Stock are entitled to dividends of 8% per annum, compounded monthly, which are payable in cash or, at our election, shares of Common Stock, or a combination thereof, in each case, in accordance with the terms of the Certificate of Designations. If we elect to pay any dividends in shares of Common Stock, the Conversion Price used to calculate the number of shares issuable will be equal to the lower of (i) the then applicable Conversion Price and (ii) 85% of the arithmetic average of the three (3) lowest closing prices of the Common Stock during the twenty (20) consecutive trading day period ending on the trading day immediately preceding the dividend payment date, provided that such price shall not be lower than the lower of the floor price then in effect (the “Dividend Conversion Price”).

The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, the failure by us to pay any amounts due to the holders of the Series C Preferred Stock when due. Upon the occurrence and during the continuance of a Triggering Event, Series C Preferred Stock will accrue dividends at the rate of 20% per annum.

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Notwithstanding the foregoing, our ability to settle conversions and make dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.9% of our outstanding shares of Common Stock in accordance with the Nasdaq Listing Rules (the “Nasdaq Stockholder Approval”). The Issuance Proposal is being submitted to our stockholders in order to obtain the Nasdaq Stockholder Approval. Further, the Certificate of Designations contains certain beneficial ownership limitations after giving effect to the issuance of shares of Common Stock issuable upon conversion of, or as part of any dividend make-whole payment under, the Certificate of Designations. We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters.

Effect of Issuance of Securities

The potential issuance of the Common Shares, including any Common Shares issued pursuant to the anti-dilution provisions contained in the Certificate of Designations, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof convert their Series C Preferred Stock or to the extent that additional Common Shares are issued pursuant to the anti-dilution provisions of the Certificate of Designations. Because of potential adjustments to the number of Common Shares issuable upon conversion of the Series C Preferred Stock, the exact magnitude of the dilutive effect of the Series C Preferred Stock cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain Nasdaq Stockholder Approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement.

As of October 15, 2026, we had 66,551,724 shares of Common Stock outstanding. Therefore, the potential issuance of 5,790,714 shares of Common Stock issuable as Conversion Shares (assuming issuance at the initial Conversion Price) would have constituted approximately 8.70% of the shares of Common Stock outstanding prior to the Issuance. In addition, the Conversion Price of the Series C Preferred Stock is subject to price-based adjustments in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions), which will result in the issuance of a greater number of shares of Common Stock than would be issuable at the initial Conversion Price. Further, if we elect to pay each monthly dividend payment in the form of Dividend Shares, we will issue shares of Common Stock in addition to those into which the Series C Preferred Stock are initially convertible, and the effective Dividend Conversion Price may be significantly lower than the initial Conversion Price, resulting in the issuance of a greater number of shares of Common Stock than would be issuable at the initial Conversion Price.

For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Common Shares that may be issued to the holders of the Series C Preferred Stock. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of Common Stock to the Series C Preferred Stock under the terms of the Certificate of Designations. Accordingly, we are seeking Nasdaq Stockholder Approval under Nasdaq Listing Rule 5635(d) for the issuance or potential issuance by us of Series C Underlying Shares in excess of 13,310,345 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the definitive documentation for the Issuance.

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Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock.

The issuance or resale of Common Shares issued to the holders of the Series C Preferred Stock could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Issuance may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares of Common Stock could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. However, we are not required to obtain stockholder approval for the Issuance under Nasdaq Listing Rule 5635(b) because the Series C Preferred Stock have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99% upon the holder’s election) of the total outstanding shares of our Common Stock.

Potential Consequences if the Issuance Proposal is Not Approved

If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the Series C Preferred Stockholders in connection with the Issuance. As a result, we may be unable to make the dividend payments due to the holders of the Series C Preferred Stock in shares of our Common Stock or issue sufficient shares upon conversion of the Series C Preferred Stock. If we are unable to make such payments in shares of our Common Stock, we will have to satisfy such payment obligations by means of cash dividend or redemption payments to the holders of the Series C Preferred Stock. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets, or merge with another entity.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Scot Cohen (“Mr. Cohen”), one of our directors and the owner of more than 5% of our voting securities, and V4 Global, an entity over which Mr. Cohen exercises control and whose securities are beneficially owned by Mr. Cohen, may be unable to convert all of the Series C Preferred Stock issued to them in connection with the Issuance if this proposal is not approved by our stockholders.

Further Information

The terms of the Certificate of Designations are only briefly summarized above. For further information, please refer to the form of the Certificate of Designations attached hereto as Annex D. The discussion herein is qualified in its entirety by reference to the form of Certificate of Designations attached hereto as Annex D.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the Issuance Proposal. Failure to instruct your broker how to vote with respect to the Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Issuance Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 6 – A&R INCENTIVE PLAN PROPOSAL

The Board is seeking the approval of our stockholders of the Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan, which was adopted by the Board on October 14, 2026, subject to stockholder approval (the “A&R Incentive Plan”). The Wrap Technologies, Inc. 2017 Equity Compensation Plan (the “2017 Plan”) was originally approved by the Board and by our stockholders on March 28, 2017, and, under its current terms, the 2017 Plan will terminate on March 27, 2027, the day before the tenth anniversary of its adoption by the Board. Under the 2017 Plan, as originally adopted, we initially reserved 2,000,000 shares of our Common Stock for issuance as awards under the 2017 Plan. The 2017 Plan was amended by the First Amendment to the 2017 Plan (the “First Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 4,100,000 shares, which was adopted by the Board on March 16, 2019, and by our stockholders on May 23, 2019. The 2017 Plan was also amended by the Second Amendment to the 2017 Plan (the “Second Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 6,000,000 shares which was adopted by the Board on April 8, 2020, and by our stockholders on June 5, 2020. The 2017 Plan was also amended by the Third Amendment to the 2017 Plan (the “Third Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 7,500,000 shares which was adopted by the Board on April 23, 2021, and by our stockholders on June 22, 2021. The 2017 Plan was also amended by the Fourth Amendment to the 2017 Plan (the “Fourth Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 9,000,000 shares which was adopted by the Board on April 22, 2022, and by our stockholders on June 23, 2022. The 2017 Plan was also amended by the Fifth Amendment to the 2017 Plan (the “Fifth Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 16,500,000 shares which was adopted by the Board on November 12, 2024, and by our stockholders on December 23, 2024. The 2017 Plan was also amended by the Sixth Amendment to the 2017 Plan (the “Sixth Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 20,500,000 shares which was adopted by the Board on October 20, 2025, and by our stockholders on December 12, 2025.

As of the Record Date, there were 70,518 shares remaining available for future issuance as awards under the 2017 Plan. The A&R Incentive Plan would (i) increase the number of shares of Common Stock available for issuance pursuant to awards under the 2017 Plan by an additional 10,000,000 shares, to a total of 30,500,000 shares of our Common Stock and (ii) extend the term of the 2017 Plan so that it will terminate on the tenth anniversary of the date of the Board’s approval of the A&R Incentive Plan, or October 14, 2036, unless sooner terminated by the Board.

If our stockholders do not approve the A&R Incentive Plan, the A&R Incentive Plan will not become effective, the 2017 Plan will continue in effect in accordance with its current terms and will terminate on March 27, 2027, and no awards may be granted under the 2017 Plan after that date, although awards outstanding on that date will remain in effect in accordance with their terms. In addition, an aggregate of 2,400,000 shares of restricted stock granted to Mr. Cohen and Mr. Novick on September 2, 2026 will be forfeited if stockholder approval of an increase in the shares reserved under the 2017  Plan is not obtained prior to March 15, 2027.

Background and Purpose of the Proposal

We believe that operation of the 2017 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key consultants, and non-employee directors; and to promote the success of our business. The 2017 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2017 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our 2017 Plan to meet our current and projected needs, and the 2017 Plan is scheduled to terminate in March 2027. Accordingly, it is the judgment of the Board that the A&R Incentive Plan is in the best interest of the Company and its stockholders. We believe that the A&R Incentive Plan, which increases the number of shares of Common Stock available for issuance pursuant to awards under the 2017 Plan and extends the term of the 2017 Plan to the tenth anniversary of the date of the Board’s  approval of the A&R Incentive Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

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A copy of the A&R Incentive Plan is included as Annex C to this Proxy Statement. Described below is a summary of certain key provisions of the 2017 Plan, as amended and restated by the A&R Incentive Plan, which is qualified in its entirety by reference to the full text of the A&R Incentive Plan and the 2017 Plan, as amended, respectively.

Summary of the Proposed Amended and Restated Incentive Plan

The Board adopted the A&R Incentive Plan on October 14, 2026, subject to stockholder approval, to (i) increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2017 Plan by an additional 10,000,000 shares, to a total of 30,500,000 shares of our Common Stock and (ii) extend the term of the 2017 Plan so that it will terminate on the tenth anniversary of the date of the Board’s approval of the A&R Incentive Plan.

Description of the 2017 Plan

Purpose. The purpose of the 2017 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key consultants, and non-employee directors of the Company or any of our affiliates. The 2017 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of Common Stock, restricted stock, and restricted stock units. The 2017 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key consultants, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2017 Plan was approved by the Board on March 28, 2017 (the “Effective Date”), subject to the 2017 Plan’s approval by our stockholders, the First Amendment was approved by the Board on March 16, 2019, the Second Amendment was approved by the Board on April 8, 2020, the Third Amendment was approved by the Board on April 23, 2021, the Fourth Amendment was approved by the Board on April 22, 2022, the Fifth Amendment was approved by the Board on November 12, 2024, the Sixth Amendment was approved by the Board on October 20, 2025, and the A&R Incentive Plan was approved by the Board on October 14, 2026. Under its current terms, the 2017 Plan will terminate on the day before the tenth anniversary of the Effective Date, or March 27, 2027, unless sooner terminated by the Board. If the A&R Incentive Plan is approved, the 2017 Plan will instead terminate on the tenth anniversary of the date of the Board’s approval of the A&R Incentive Plan, or October 14, 2036, unless sooner terminated by the Board. No award may be made under the 2017 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the 2017 Plan is currently 20,500,000 shares, 100% of which may be delivered as incentive stock options. If the A&R Incentive Plan is approved, the total number of shares that may be issued pursuant to awards will be increased by 10,000,000 shares for a total of 30,500,000 shares, 100% of which may be delivered as incentive stock options.

Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2017 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2017 Plan. If an award under the 2017 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2017 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option or other award granted under the 2017 Plan, the number of shares available for future awards under the 2017 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2017 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2017 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2017 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

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Administration. The 2017 Plan shall be administered by the Board or such committee of the board as it designated by it to administer the 2017 Plan (the “Committee”). At any time there is no Committee to administer the 2017 Plan, any reference to the Committee is a reference to the Board. The Committee, or a committee delegated by the Compensation Committee, will have the exclusive authority to administer the 2017 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and non-employee directors of the Company or any of our affiliates, as determined by the Committee to be eligible to participate in the 2017 Plan. As of the Record Date, we had 25 employees, 35 consultants and 6 non-employee directors who would be eligible for awards under the 2017 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our affiliates are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any affiliate), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any affiliate), a term exceeding five years.

The option price may be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the stock option is exercised or (ii) at the discretion of the Board at the time of the grant of the stock option (or subsequently in the case of a Non-statutory stock option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the recipient or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election).

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of the restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Except as otherwise provided in the 2017 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2017 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

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Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2017 Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of such awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the 2017 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Changes in Capital Structure. In the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate immediately prior to such event. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any awards outstanding under the 2017 Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the 2017 Plan. In the event any surviving corporation or acquiring corporation refuses to assume such awards or to substitute similar awards for those outstanding under the 2017 Plan, then with respect to awards held by participants whose continuous service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) shall be accelerated in full, and the awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other awards outstanding under the 2017 Plan, such awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, participants shall be allowed not less than six months to exercise awards so vested.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Committee may, subject to the terms of the 2017 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2017 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

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Amendment or Discontinuance of the 2017 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2017 Plan in whole or in part; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2017 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2017 Plan.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2017 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Other Awards. In the case of an award of restricted stock units or other stock awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the 2017 Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy those withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

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Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Committee considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2017 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a corresponding compensation deduction on such amounts.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the 2017 Plan and, thus, have a personal interest in the approval of the A&R Incentive Plan.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2017 Plan pursuant to the A&R Incentive Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2017 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our Common Stock on the Record Date was $1.365 per share, based on the closing price of our Common Stock on the Record Date.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the A&R Incentive Plan Proposal is required to approve the A&R Incentive Plan Proposal. “ABSTAIN” votes will have no effect on the A&R Incentive Plan Proposal. Failure to instruct your broker how to vote with respect to the A&R Incentive Plan Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the A&R Incentive Plan Proposal.

THE BOARD RECOMMENDS APPROVAL OF THE A&R INCENTIVE PLAN PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE A&R INCENTIVE PLAN PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 7 - THE CHARTER AMENDMENT PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter, to provide that, except as otherwise required by law, holders of Common Stock will not be entitled to vote on any amendment to the Charter (including any certificate of designations relating to any series of our shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”)) that relates solely to the terms of one or more outstanding series of Preferred Stock, if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Charter (including any certificate of designations relating to any series of Preferred Stock) (the “Charter Amendment”). The form of the proposed Certificate of Amendment effecting the Charter Amendment is attached to this Proxy Statement as Annex B.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to amend the Charter so that amendments relating solely to the terms of an outstanding series of Preferred Stock may be approved by the holders of the affected series, without the need to obtain a separate vote of the holders of our Common Stock. Under the Delaware General Corporation Law (the “DGCL”), absent a provision in the Charter to the contrary, an amendment to the terms of an outstanding series of Preferred Stock set forth in a certificate of designations generally requires the approval of the holders of a majority of our outstanding voting stock, including the holders of our Common Stock, even where the amendment affects only the rights of that series of Preferred Stock.

The Board believes that the holders of an affected series of Preferred Stock are the stockholders whose rights are at stake in such an amendment, and that they are best positioned to approve or reject it. Without the Charter Amendment, even a technical or administrative change to the terms of an outstanding series of Preferred Stock could require us to call a meeting of all of our stockholders, prepare and file a proxy statement and solicit proxies, which is costly and time-consuming. The Charter Amendment will give the Board greater flexibility to negotiate and implement modifications to the terms of our Preferred Stock in a timely manner, including in connection with future financing, restructuring or strategic transactions. The Charter Amendment is also consistent with the authority already granted to the Board under the Charter to fix the designations, powers, preferences and rights of each series of Preferred Stock by filing a certificate of designations. Provisions of this type are commonly included in the charters of Delaware public companies.

Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, the Charter will not be amended, and any amendment to the Charter (including any certificate of designations) relating solely to the terms of an outstanding series of Preferred Stock will continue to require the approval of the holders of our Common Stock, in addition to any vote of the holders of the affected series required by the applicable certificate of designations.

In addition, if this proposal is not approved by our stockholders, our ability to modify the terms of our outstanding Preferred Stock in a timely manner, including in connection with future capital-raising transactions or strategic transactions, may be limited, and stockholder value may be harmed by this limitation.

Further, unless we obtain approval for this proposal, we may be required to incur additional costs in order to hold additional stockholder meetings to seek approval of amendments relating solely to the terms of our outstanding Preferred Stock.

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Potential Adverse Effects of Charter Amendment

If the Charter Amendment is approved, holders of our Common Stock will no longer be entitled to vote on amendments to the Charter (including any certificate of designations) that relate solely to the terms of one or more outstanding series of Preferred Stock, including the Series A Preferred Stock (as exchanged into Series C Preferred Stock) and the Series B Preferred Stock, where the holders of the affected series are entitled to vote on the amendment. As a result, the terms of an outstanding series of Preferred Stock, including its conversion, dividend, liquidation or other rights, could be amended with the approval of the holders of that series without the approval of the holders of our Common Stock, and such amendments could affect the value of, or have a dilutive effect on, our Common Stock. The Charter Amendment will not apply to any amendment that also relates to the terms of our Common Stock, including any change in the number of authorized shares of Common Stock, and will not eliminate any vote of the holders of Common Stock that is otherwise required by law.

Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Charter Amendment with the office of the Secretary of State of Delaware. The actual timing for implementation of the Charter Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Charter Amendment. If the Board should decide to file the Charter Amendment with the office of the Secretary of State of Delaware, the Charter Amendment would become effective on the date it is filed.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. Additionally, V4 Global, an entity controlled by Scot Cohen, our Chief Executive Officer, Executive Chairman, Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer, holds shares of our Series B Preferred Stock and, if the Charter Amendment is approved, would be entitled to vote, as a holder of Series B Preferred Stock, on future amendments relating solely to the terms of the Series B Preferred Stock without a vote of the holders of our Common Stock.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Charter Amendment Proposal is required to approve the Charter Amendment Proposal. “ABSTAIN” votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. Failure to instruct your broker how to vote with respect to the Charter Amendment Proposal will result in a broker non-vote and broker non-votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

THE BOARD RECOMMENDS APPROVAL OF THE CHARTER AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE CHARTER AMENDMENT PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 8 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s voting securities outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Adjournment Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER MATTERS

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to Wrap Technologies, Inc., 3350 Virginia Street, Miami, Florida 33133, Attn: Corporate Secretary. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2027 annual meeting of stockholders (“2027 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with this year’s Annual Meeting, or July 13, 2027. To be considered for presentation at the 2027 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s meeting date (i.e. between August 13, 2027 and September 12, 2027), provided, however, that in the event that the 2027 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from this year’s Annual Meeting date (i.e. between November 11, 2027 and January 10, 2028), notice by the stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be presented or voted on at the 2027 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be directed to the Corporate Secretary of the Company at the executive offices of the Company.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 12, 2027 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting).

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Annex A

FORM OF

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WRAP TECHNOLOGIES, INC.

Wrap Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on March 31, 2017.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Effective as of [●], New York time, on [●], 2026, the Certificate of Incorporation is hereby amended by amending paragraph 2 of Article FOUR as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000, consisting of 300,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendments.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, Wrap Technologies, Inc. has caused this Amendment to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

Annex B

FORM OF

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WRAP TECHNOLOGIES, INC.

Wrap Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on March 31, 2017.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Effective as of [●], New York time, on [●], 2026, the Certificate of Incorporation is hereby amended by adding the following as the new final paragraph of Article FOUR as follows:

“Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendments.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, Wrap Technologies, Inc. has caused this Amendment to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

Annex C

WRAP TECHNOLOGIES, INC.

AMENDED AND RESTATED
2017 EQUITY COMPENSATION PLAN

The Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan (the “Plan”) was adopted by the Board of Directors of Wrap Technologies, Inc., a Delaware corporation (the “Company”), effective October __, 2026, (the “Effective Date”), subject to approval by the Company’s stockholders. The Plan amends, restates, and replaces the Company’s 2017 Equity Compensation Plan that became effective on March 28, 2017, as amended (the “Original Plan”) in its entirety, provided that the Original Plan, will continue to govern the terms of the Stock Awards (as defined below) granted prior to the Effective Date.

1.	PURPOSES.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:

(i) Stock Options,

(ii) Common Stock,

(iii) Restricted Stock, and

(iv) Restricted Stock Units.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	DEFINITIONS.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” for termination of Continuous Service means there exists (i) a reasonable and good faith finding by the Company as determined by it in its sole discretion, of a material and repeated failure of the Participant to provide his or her full business time and attention to his reasonably assigned duties for the Company (including, without limitation, unexcused failure to report for work) for reasons other than the Participant’s death or disability, or the Participant’s gross negligence or willful misconduct; which failure or deficiency remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (ii) the material breach by the Participant of any of the provisions of his or her employment agreement (if the Participant has an employment agreement with the Company) for reasons other than the Participant’s death or disability, which breach remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (iii) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any felony; (iv) the Participant having committed any theft, embezzlement, fraud or other intentional act of dishonesty involving the business of the Company; or (v) any adjudication in any civil suit, or written acknowledgment by the Participant in any agreement or stipulation of the commission of any theft, embezzlement, fraud or other intentional act of dishonesty involving any other person.

(d) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(e) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Wrap Technologies, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(j)   “Director” means a member of the Board of Directors of the Company.

(k) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on a NASDAQ Capital Market or quoted on the Over the Counter Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price (last trade) for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(o) “Good Reason” means, without the written consent of the Participant, (i) a material reduction by the Company in the Participant’s duties or position, (ii) a reduction of the Participant’s compensation or benefits as set forth in the Company’s benefits policies as of the date hereof or in Participant’s employment agreement, (iii) the relocation of the Participant’s principal place of employment by more than 50 miles, or (iv) any material breach by the Company of the Participant’s employment agreement, if any. Prior to a termination of Continuous Service with good reason, the Company shall have thirty (30) days to cure the deficiency or deficiencies related to the potential good reason determination.

(p) “Incentive Stock Option” means a Stock Option meeting the requirements of Section 421(b) of the Code.

(q) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(r) “Non-statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a Stock Option granted pursuant to the Plan.

(u) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(v) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(w) “Outside Director” means a Director of the Company who is not an Employee or a Consultant.

(x) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(y) “Plan” means this Wrap Technologies, Inc. Amended and Restated 2017 Equity Compensation Plan.

(z) “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7(b) of the Plan.

(aa) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to Section 7(c). Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(bb) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Stock Award” means any equity grant under the Plan, including any grant of an Option, a Restricted Stock Unit, Common Stock, or Restricted Stock.

(ee) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan. In the case of a Stock Award consisting of Restricted Stock, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock, and in the case of a Stock Award consisting of Restricted Stock Units, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock Units.

(ff) “Stock Award Transfer Program” means any program instituted by the Board which would permit Participants the opportunity to transfer any outstanding Stock Awards to a financial institution or other person or entity approved by the Board.

(gg) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)   To determine the Fair Market Value;

(ii) To select the persons to whom Stock Awards may be granted hereunder;

(iii) To determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

(iv) To approve forms of Stock Award Agreements for use under the Plan;

(v) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Board will determine;

(vi) To determine the terms and conditions of any, and to institute any, Stock Award Transfer Program in accordance with Section 10(b);

(vii) To construe and interpret the terms of the Plan and Stock Awards granted pursuant to the Plan;

(viii) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix) To modify or amend each Stock Award (subject to Section 13(e) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Stock Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(x) To allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 11(f);

(xi) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board;

(xii) To allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant under a Stock Award pursuant to such procedures as the Board may determine; and

(xiii) To make all other determinations deemed necessary or advisable for administering the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(iii) To the extent permitted by applicable law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Stock Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Stock Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Stock Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate such officer as a recipient of any Stock Award.

(d) Effect of Board’s and/or Committee’s Decision. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 30,500,000 shares (the “Reserved Shares”).

(b) Reversion of Shares to the Share Reserve. Subject to the provisions of 4(a) above, if any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be non-statutory Stock Options at the time of grant. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price of a Stock Option. The exercise price of each Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Notwithstanding the foregoing, the exercise price of an Incentive Stock Option granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the Fair Market Value of the stock covered by the Incentive Stock Option at the time the Incentive Stock Option is granted. No Incentive Stock Option granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Non-statutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election). Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

In the case of a cashless exercise, the following formula will be used:

If elected by the Holder, the Holder shall be entitled to receive a certificate for the number of Option Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the closing stock price (trade) or Fair Market Value on the trading day immediately preceding the date of such election;

(B)	=	the Exercise Price of the Option, as adjusted; and

(X)	=	the number of Option Shares issuable upon exercise of the Option in accordance with the terms of the Option by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, unexercised vested Options shall be automatically exercised via cashless exercise pursuant to this Section 6(c).

(d) Vesting. (i) The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(d) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(e) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates, the Optionholder (or the Optionholder’s heirs, executor or successors) may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall be exercised on a cashless basis per Section 6(c) or terminate.

(f)   Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Employment and/or Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of six (6) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(g) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Awards. Each Stock Award Agreement with regard to Common Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Award Agreements for Common Stock may change from time to time, and the terms and conditions of separate Stock Award Agreements for Common Stock need not be identical, but each Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Consideration. A Stock Award of Common Stock may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Stock Awards other than Options shall vest in accordance with the schedule determined by the Board, which shall be set forth in the applicable Stock Award Agreement.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement.

(b) Restricted Stock Awards. Each Stock Award Agreement with regard to Restricted Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Stock Award Agreement may change from time to time, and the terms and conditions of separate Stock Award Agreement for Restricted Stock need not be identical, but each Stock Award Agreement regarding Restricted Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Transferability. Except as provided in this Section 7(b) or Section 10, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such time as the shares of Restricted Stock have vested.

(ii) Other Restrictions. The Board, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(iii) Removal of Restrictions. Except as otherwise provided in this Section 7(b), shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the date the shares of Restricted Stock vest or at such other time as the Board may determine. The Board, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(iv) Voting Rights. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(v) Dividends and Other Distributions. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Board provides otherwise. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(vi) Return of Restricted Stock to the Company. On the date set forth in the Stock Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(c) Restricted Stock Units. Restricted Stock Units may be granted at any time and from time to time as determined by the Board. After the Board determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in a Stock Award Agreement for Restricted Stock Units of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(i) Vesting Criteria and Other Terms. The Board shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board in its discretion.

(ii) Settlement of Restricted Stock Units. Restricted Stock Units shall be settled within 10 business days after vesting, either by delivery to the Participant of shares of Common Stock (with appropriate Securities Act restrictive legends) or, at the election of the Company, by delivery to the Participant of a cash payment based upon the Fair Market Value of the Company’s Common Stock on the date of vesting for each Restricted Stock Unit vested.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	TRANSFERABILITY OF AWARDS.

(a) General. Unless determined otherwise by the Board, a Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, to a revocable trust, or as permitted by Rule 701, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board makes a Stock Award transferable, such Stock Award will contain such additional terms and conditions as the Board deems appropriate.

(b) Stock Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Board shall have all discretion and authority to determine and implement the terms and conditions of any Stock Award Transfer Program instituted pursuant to this Section 10(b) and shall have the authority to amend the terms of any Stock Award participating, or otherwise eligible to participate in, the Stock Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Stock Award, (ii) amend or remove any provisions of the Stock Award relating to the Stock Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Stock Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Stock Award, and (v) make such other changes to the terms of such Stock Award as the Board deems necessary or appropriate in its sole discretion.

11.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. Except to the limited extent provided in Section 7(b), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to a Stock Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means, if authorized by the Board in its sole discretion, after considering any tax, accounting and financial consequences (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company), or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(f)   Information Obligation. To the extent required by applicable state law, the Company shall deliver financial statements to Participants at least annually. This subsection 11(f) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, Participants shall be allowed not less than six (6) months to exercise Stock Awards so vested.

13.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of the date of approval by the Board.

16.	CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

WRAP TECHNOLOGIES, INC.

Name:
Title:

Annex D

FORM OF

CERTIFICATE OF DESIGNATIONS OF
SERIES C CONVERTIBLE PREFERRED STOCK OF
WRAP TECHNOLOGIES, INC.

I, Scot Cohen, hereby certify that I am the Chief Executive Officer of Wrap Technologies, Inc. (the “Company”), a corporation organized and existing under the Delaware General Corporation Law (the “DGCL”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), and Section 151(g) of the DGCL, the Board on October 14, 2026 adopted the following resolution determining it desirable and in the best interests of the Company and its stockholders for the Company to create a series of ten thousand (10,000) shares of preferred stock designated as “Series C Convertible Preferred Stock”, none of which shares have been issued, to be issued pursuant to the Exchange Agreement (as defined below) in accordance with the terms of the Exchange Agreement:

RESOLVED, that pursuant to the authority vested in the Board this Company, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.0001 per share, of the Company be and hereby is created pursuant to this certificate of designations (this “Certificate of Designations”), and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

TERMS OF SERIES C CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series C Convertible Preferred Stock” (the “Preferred Shares”). The authorized number of Preferred Shares shall be ten thousand (10,000) shares. Each Preferred Share shall have a par value of $0.0001. Capitalized terms not defined herein shall have the meanings as set forth in Section 31 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares (provided, that such holders must include Iroquois Master Fund Ltd.) (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 16, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, and until at least 80% of the Preferred Shares have been converted into shares of Common Stock, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock that is prior to the date no Preferred Shares remain outstanding. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall be consummated if it would result in the Preferred Shares being treated in any manner inconsistently with the foregoing.

3. Dividends.

(a) Cumulative Dividends. From and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”), shall be entitled to receive dividends (“Dividends”) payable, subject to the conditions and other terms hereof, in shares of Common Stock or cash, or a combination thereof, which Dividends shall be paid by the Company out of funds legally available therefor, on the Stated Value (as defined below) of such Preferred Shares, which shall be cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid in cash upon the Preferred Shares, unpaid Dividends shall accumulate as against the holders of Common Stock or any other Junior Stock. Dividends on the Preferred Shares shall commence accruing on the Initial Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months. Dividends shall be payable in arrears for each quarter on the first Trading Day of each quarter (each, a “Dividend Date”) with the first Dividend Date being January 1, 2027. Prior to the payment of Dividends on a Dividend Date, Dividends shall accrue at the Dividend Rate and be payable by way of inclusion of the Dividends in the Conversion Amount on each Conversion Date in accordance with Section 4(c)(i).

(b) Dividend Shares and Cash Dividends. Dividends shall be payable on each Dividend Date, to the record holders of the Preferred Shares on the applicable Dividend Date, in cash (“Cash Dividends”); provided, however, that the Company may, at its option following notice to each Holder, pay Dividends on any Dividend Date in shares of Common Stock (“Dividend Shares”) so long as there has been no Equity Conditions Failure or, so long as there has been no Equity Conditions Failure, in a combination of Cash Dividends and Dividend Shares. The Company shall deliver a written notice (each, a “Dividend Election Notice”) to each Holder on or prior to the twenty-third (23rd) Trading Day prior to the applicable Dividend Date (the “Dividend Notice Due Date”) (the date such notice is delivered to all of the Holders, the “Dividend Notice Date”) which notice (1) either (A) confirms that Dividends to be paid on such Dividend Date shall be paid entirely in Dividend Shares or (B) elects to pay Dividends as Cash Dividends or a combination of Cash Dividends and Dividend Shares and specifies the amount of Dividends that shall be paid as Cash Dividends and the amount of Dividends, if any, that shall be paid in Dividend Shares, (2) unless the Company has elected to pay Dividends solely as Cash Dividends, certifies that there has been no Equity Conditions Failure as of such Dividend Notice Date and (3) states the number of issued and outstanding shares of Common Stock as of such Dividend Notice Date. If there is an Equity Conditions Failure as of the Dividend Notice Date, then unless the Company has elected to pay such Dividends as Cash Dividends, the Dividend Election Notice shall indicate that unless such Holder waives the Equity Conditions Failure, the Dividends shall be paid as Cash Dividends. If the Company confirmed the payment of the applicable Dividends in Dividend Shares, in whole or in part, and if there was no Equity Conditions Failure as of the applicable Dividend Notice Date but an Equity Conditions Failure occurred between the applicable Dividend Notice Date and any time prior to the applicable Dividend Date (an “Interim Dividend Period”), the Company shall provide the Holders a subsequent notice to that effect indicating that unless such Holder waives the Equity Conditions Failure, the Dividends shall be paid as Cash Dividends. If there occurs an Equity Conditions Failure (which is not waived in writing by a Holder) during such Interim Dividend Period, then at the option of such Holder, such Holder may require the Company to pay the amount of Dividends (including any portion of the Pre-Dividend Shares (as defined below)) payable on the applicable Dividend Date as a Cash Dividend. If any portion of Dividends for a particular Dividend Date shall be paid in Dividend Shares, then (I) on or prior to the twenty-first (21st) Trading Day prior to the applicable Dividend Date (the “Dividend Pre-Payment Date”), the Company shall issue to each Holder, in accordance with Section 3(c), a number of shares of Common Stock equal to (x) the amount of Dividends payable on the applicable Dividend Date in Dividend Shares divided by (y) the applicable Initial Dividend Conversion Price (the “Pre-Dividend Shares”) and (II) on the applicable Dividend Date, the Company shall deliver a notice setting forth the calculation of the Dividend Balance Shares (and the calculation of the component parts of such calculation) and issue to each Holder, in accordance with Section 3(c), a number of shares of Common Stock equal to any Dividend Balance Shares. All Pre-Dividend Shares and Dividend Shares shall be fully paid and nonassessable shares of Common Stock (rounded up to the nearest whole share). For purposes hereof, “Initial Dividend Conversion Price” means, with respect to any Dividend Pre-Payment Date or other applicable date of determination, that price which shall be the lowest of (i) the then applicable Conversion Price and (ii) 85% of the arithmetic average of the three (3) lowest Closing Sale Prices of the Common Stock during the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable Dividend Pre-Payment Date or other applicable date of determination, provided that such price shall not be lower than the Floor Price. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such period. Holders that are directors or officers of the Company may only receive Cash Dividends.

(c) Payment of Dividends. When any Pre-Dividend Shares and Dividend Shares are to be paid on a Dividend Pre-Payment Date or a Dividend Date, as applicable, then the Company shall (i) credit such aggregate number of Dividend Shares to which such Holder shall be entitled to each Holder’s or its designee’s balance account with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system and (ii) with respect to each Dividend Date, pay to each Holder, in cash by wire transfer of immediately available funds, the amount of any Cash Dividends.

(d) Participation. In addition to the Dividends referred to in Section 3(a), the Holders shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. The Company shall not declare or pay any dividends on any other shares of Junior Stock or Parity Stock unless the holders of Preferred Shares then outstanding shall simultaneously receive a dividend on a pro rata basis as if the Preferred Shares had been converted into shares of Common Stock pursuant to Section 4 immediately prior to the record date for determining the stockholders eligible to receive such dividends.

(e) Maximum Percentage. Notwithstanding the foregoing, to the extent that a Holder’s right to participate in any such dividend or distribution pursuant to this Section 3 would result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then such Holder shall not be entitled to participate in such Dividend or distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Dividend or distribution to such extent) and the portion of such Dividend or distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, at which time or times such Holder shall be granted such rights (and any rights under this Section 3 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation.

(f) Default Rate. From and after the occurrence and during the continuance of any Triggering Event, the Dividend Rate shall automatically be increased to twenty percent (20.0%) per annum (the “Default Rate”) and shall compound monthly. In the event that such Triggering Event is subsequently cured (and no other Triggering Event then exists), the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of such cure of such Triggering Event.

4. Conversion. At any time after the Initial Issuance Date, each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder’s Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Preferred Shares.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Preferred Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the “Conversion Rate”):

(i) “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (A) the Stated Value thereof plus (B) the Additional Amount thereon, plus (C) the Make-Whole Amount, plus (D) any accrued and unpaid Late Charges (as defined below in Section 24(c)) with respect to such Stated Value and Additional Amount as of such date of determination.

(ii) “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $1.40, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Optional Conversion. To convert a Preferred Share into shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(iii), within two (2) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates, if any, representing the Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 18(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment of confirmation in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following each date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in DTC’s Fast Automated Securities Transfer Program (“FAST”)], credit such aggregate number of shares of Common Stock to which such Holder shall be entitled pursuant to such conversion to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in FAST, upon the request of such Holder, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(iii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than two (2) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate or a new Book Entry (in accordance with Section 18(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. Notwithstanding the foregoing, with respect to any Conversion Notice delivered by a Holder to the Company on or prior to 4:00 p.m. (New York City time) on the Trading Day immediately prior to the date of initial issuance of such applicable Preferred Shares to be converted pursuant to such Conversion Notice (each, an “Issuance Date”), which may be delivered at any time after the time of execution of the Exchange Agreement, the Company agrees to deliver the shares of Common Stock issuable upon conversion of such Preferred Shares to be issued on such date subject to such notice(s) by 4:00 p.m. (New York City time) on such applicable Issuance Date and such Issuance Date shall be the Share Delivery Deadline for purposes hereunder with respect to such Conversion Notice.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, if the Transfer Agent is not participating in FAST, to issue and deliver to such Holder (or its designee) a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, (X) the Company shall pay in cash to such Holder on each day after the Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Share Delivery Deadline such Holder purchases (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such conversion that such Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to such Holder, the Company shall, within two (2) Business Days after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit to the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II). Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the conversion of Preferred Shares as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Conversion Failure, this Section 4(c)(ii) shall not apply to a Holder to the extent the Company has already paid such amounts in full to such Holder with respect to such Conversion Failure, as applicable, pursuant to the analogous sections of the Securities Purchase Agreement.

(iii) Registration; Book-Entry. At the time of issuance of any Preferred Shares hereunder, the applicable Holder may, by written request (including by electronic-mail) to the Company, elect to receive such Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Company (or the Transfer Agent, as custodian for the Preferred Shares) shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares and whether the Preferred Shares are held by such Holder in Preferred Share Certificates or in Book-Entry form (the “Registered Preferred Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 18, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares held in the form of a Preferred Share Certificate to the Company unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Company shall maintain records showing the Stated Value, Dividends converted and/or paid (as the case may be), and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of a Preferred Share Certificate upon conversion. If the Company does not update the Register to record such Stated Value, Dividends converted and/or paid (as the case may be), and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a a Holder Pro Rata Amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

(d) Limitation on Beneficial Ownership.

(i) Beneficial Ownership. The Company shall not effect the conversion of any of the Preferred Shares held by a Holder (other than Scot Cohen and V4 Global LLC), and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Preferred Shares and the Warrants) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d)(i). For purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 4(d)(i), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares. For the avoidance of doubt, this Section 4(d)(i) shall not apply to Scot Cohen, V4 Global LLC or their transferees.

(ii) [RESERVED]

(e) Mandatory Conversion. If at any time from and after the date hereof, (i) the closing price of the Company’s Common Stock on the Trading Market equals or exceeds $8.00 per share (which amount may be adjusted for certain capital events, such as stock splits, as described herein) for 20 consecutive Trading Days (the “Mandatory Conversion Measuring Period”) and (ii) the daily dollar trading volume for the Company’s Common Stock on the Trading Market exceeds $2,000,000 per Trading Day for the Mandatory Conversion Measuring Period and (iii) the Equity Conditions are satisfied on each Trading Day of the Mandatory Conversion Measuring Period, then the Company shall have the right to require the Holder to mandatorily convert all or any portion of the Preferred Shares, including the Make-Whole Amount, the Additional Amount and any accrued but unpaid Late Charges, as designated in the Mandatory Conversion Notice on the Mandatory Conversion Date (each as defined below) into fully paid, validly issued and nonassessable shares of Common Stock at the Conversion Price as of the Mandatory Conversion Date (as defined below) (a “Mandatory Conversion”), provided that the number of Preferred Shares that may be subject to Mandatory Conversion at any given time shall be limited by the provisions of Section 4(d)(i). The Company may exercise its right to require conversion under this Section 4 by delivering within not more than two days following the end of such Mandatory Conversion Measuring Period a written notice thereof by electronic mail to the Holder (the “Mandatory Conversion Notice” and the date that the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (I) the Trading Day on which the Mandatory Conversion shall occur, which shall be the second (2nd) Trading Day following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”) and (II) the aggregate number of Preferred Shares which the Company has elected to be subject to such Mandatory Conversion from the Holder (the “Mandatory Conversion Amount”) pursuant to this Section 4. If the Equity Conditions cease to be satisfied during Mandatory Conversion Measuring Period then, at the option of the Holder, the Mandatory Conversion shall be deemed withdrawn and void ab initio. For clarity, the Holder shall be entitled to convert the Preferred Shares at any time and from time to time during the Mandatory Conversion Measuring Period pursuant to Section 4(a).

5. Triggering Events.

(a) Triggering Event. Each of the following events shall constitute a “Triggering Event”:

(i) the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) the Company’s (A) failure to cure a Conversion Failure (as defined herein) or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) written notice to any holder of Preferred Shares or Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for exercise of any Warrants for Warrant Shares in accordance with the provisions of the Warrants or a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof;

(iii) except to the extent the Company is in compliance with Section 10(b) below, at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 10(a) below) is less than the sum of (A) 200% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder (assuming conversion at the Floor Price then in effect without regard to any limitations on conversion set forth in this Certificate of Designations) and (B) 200% of the number of shares of Common Stock that such Holder would then be entitled to receive upon exercise in full of all of such Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants);

(iv) the Company’s failure to pay to any Holder any Dividend on any Dividend Date (whether or not declared by the Board);

(v) the Company’s failure to pay any other amount when and as due under this Certificate of Designations (including, without limitation, the Company’s failure to pay any Late Charges or other amounts hereunder), the Securities Purchase Agreement and the Exchange Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the DGCL), solely to the extent such failure remains uncured for a period of at least five (5) Trading Days;

(vi) the Company fails to deliver Conversion Shares or Warrant Shares without a restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by such Holder under the Transaction Documents as and when required by such Securities or the Securities Purchase Agreement, as applicable, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;

(vii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in the Securities Purchase Agreement) of the Company or any of its Subsidiaries;

(viii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(x) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(xi) a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(xii) the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $500,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $500,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate, but only if such failure or occurrence remains uncured for a period of at least five (5) days;

(xiii) other than as specifically set forth in another clause of this Section 5(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than the representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days;

(xiv) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred;

(xv) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 13(m) of this Certificate of Designations;

(xvi) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs that has not been cured, if capable of curing, within ten (10) Trading Days of the occurrence thereof; or

(xvii) any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company, or the validity or enforceability thereof shall be contested, directly or indirectly, by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof or the Company or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under one or more Transaction Documents.

(b) Notice of a Triggering Event. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within one (1) Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (a “Triggering Event Notice”) to each Holder. At any time after the earlier of a Holder’s receipt of a Triggering Event Notice and such Holder becoming aware of a Triggering Event (such earlier date, the “Triggering Event Right Commencement Date”) and ending (such ending date, the “Triggering Event Right Expiration Date”, and each such period, an “Triggering Event Right Period”) on the fifteenth (15th) Trading Day after the later of (x) the date such Triggering Event is cured and (y) such Holder’s receipt of a Triggering Event Notice, the Company shall provide each Holder with (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Triggering Event Right Expiration Date.

6. Rights Upon Fundamental Transactions.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7 and 15, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 6(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 and Section 15 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that all the Preferred Shares were converted at the Floor Price as of the applicable record date) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights, provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of such Holder until such time or times, if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation.

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that each Holder will thereafter have the right, at such Holder’s option, to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares set forth in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations.

8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Company grants, issues or sells (or enters into any agreement or publicly announces its intention to grant, issue or sell), or in accordance with this Section 8(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the grant, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such grant, issuance or sale or deemed grant, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration consisting of cash, debt forgiveness, assets or any other property received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 8(a)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) with respect to any one share of Common Stock upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable consisting of cash, debt forgiveness, assets or other property by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 8(b) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security (including any Option or Convertible Security that was outstanding as of the Subscription Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Required Holders, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Section 8(a)(i) or 8(a)(ii) above and (z) the lowest VWAP of the shares of Common Stock on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of the Principal Market on a Trading Day, such Trading Day shall be the first Trading Day in such five Trading Day period and if any Preferred Shares are converted, on any given Conversion Date during any such Adjustment Period, solely with respect to such Preferred Shares converted on such applicable Conversion Date, such applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such Conversion Date). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 6 or Section 8(a), if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 6 or Section 8(a), if the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(c), if the Company in any manner issues or sells or enters into (whether initially or pursuant to any subsequent amendment thereof) any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect, provided that if no sales have been made under such agreement or no such Variable Price Securities have been issued, the Variable Price shall not be lower than the Floor Price. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.

(d) Stock Combination Event Adjustments. If at any time and from time to time on or after the Subscription Date there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 8(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 8(b) above) shall be reduced (but in no event increased) to the Event Market Price. For the avoidance of doubt, if the adjustment in the immediately preceding sentence would otherwise result in an increase in the Conversion Price hereunder, no adjustment shall be made.

(e) Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution (other than with respect to Excluded Securities) or if any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 8(e) will increase the Conversion Price as otherwise determined pursuant to this Section 8, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

(f) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

9. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders hereunder. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder’s Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d)(i) hereof), the Company shall use its reasonable best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

10. Authorized Shares.

(a) Reservation. So long as any Preferred Shares remain outstanding, the Company shall at all times reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to the sum of (i) 200% of the aggregate number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares then outstanding at the Floor Price then in effect (without regard to any limitations on conversions) and (ii) the maximum number of Dividend Shares issuable pursuant to the terms of this Certificate of Designations valued at the Floor Price from the Initial Issuance Date through the fifth (5th) anniversary of the Initial Issuance Date (without regard to any limitations on the issuance of securities set forth herein) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 10(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding (or deemed outstanding pursuant to Section 10(a) above). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), the Dividend Rate shall automatically increase to the Default Rate until such time as the Company cures the Authorized Share Failure, subject to compliance with the rules of Nasdaq Capital Market. Nothing contained in Section 10(a) or this Section 10(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement and the Exchange Agreement.

11. Redemption at the Option of the Company.

(i) At any time beginning 18 months after the Original Closing Date and provided that the Equity Conditions are satisfied on each Trading Day during the Optional Redemption Notice Period prior to the Optional Redemption Date, and provided further that the Company has filed all reports required to be filed by it pursuant to the 1934 Act on a timely basis for a continuous period of one year, the Company shall have the right to redeem, all or some, of the Preferred Shares outstanding at such time (the “Optional Redemption”) at a redemption price equal to the product of (x) the Redemption Premium multiplied by (y) the Conversion Amount of the Preferred Shares being redeemed (such price, the “Optional Redemption Price”). Notwithstanding the foregoing, the Company will not exercise its rights to Optional Redemption, or otherwise send a Notice of Optional Redemption (as defined below) unless the Company has sufficient funds legally available to fully pay the Optional Redemption Price in respect of all Preferred Shares called for Optional Redemption. The Optional Redemption Price shall be payable in cash.

(ii) If the Company elects to effect an Optional Redemption, the Company shall send to the Holders a written notice (i) notifying the Holders of the election of the Company to redeem all or the applicable part the Preferred Shares and the date set for redemption (the “Optional Redemption Date”) and (ii) stating the place or places at which the Preferred Shares shall, upon presentation and surrender of the certificates evidencing such Preferred Shares, be redeemed (and other instructions a Holder must follow to receive payment), and (iii) stating the Optional Redemption Price therefor (such notice, a “Notice of Optional Redemption”). The Optional Redemption Date selected by the Company shall be no less than twenty (20) Trading Days and no more than forty (40) Trading Days after the date on which the Company provides the Notice of Optional Redemption to the Holders (such period, Optional Redemption Notice Period”).

(iii) With respect to any Preferred Shares which have not been converted by a Holder prior to the Optional Redemption Date and have been specified to be redeemed by the Company pursuant to the Optional Redemption and which have been redeemed in accordance with the provisions of this Section 11, (i) Dividends shall cease to accrue on such Preferred Shares, (ii) such Preferred Shares shall no longer be deemed outstanding and (iii) all rights with respect to such Preferred Shares shall cease and terminate.

12. Voting Rights.

(a) Voting Rights. Except as otherwise provided herein or as required by applicable law and subject to the provisions of Section 4(d) hereof, Holders of Preferred Shares shall be entitled to vote with holders of the Common Stock on all matters that such holders of Common Stock are entitled to vote upon, in the same manner and with the same effect as the holders of Common Stock, voting together with the holders of Common Stock as a single class. Subject to the provisions of Section 4(d) hereof, each Preferred Share shall entitle the Holder thereof to cast that number of votes per Preferred Share equal to the Stated Value of such Preferred Share divided by Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the Subscription Date (or $1.414 per share, as of the date of this Certificate of Designations, and subject to adjustments for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions following the date hereof). For purposes of clarity, this Nasdaq Minimum Price shall apply only for purposes of this Section 12 of the Certificate of Designations and not apply to any other section of the Certificate of Designations or any Transaction Document. Notwithstanding the foregoing, to the extent that under the DGCL the vote of the holders of the Preferred Shares, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the shares of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is present or by written consent of the Required Holders (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by both the class or the series, as applicable. For the avoidance of doubt, for purposes of determining the presence of a quorum at any meeting of the stockholders of the Company at which the Preferred Shares are entitled to vote, the number of Preferred Shares and votes represented by such shares shall be counted on an as converted to Common Stock basis, subject to any limitations on conversion set forth herein. Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Bylaws and the DGCL.

13. Covenants. For so long as any Preferred Shares are outstanding, without the prior written consent of the Required Holders:

(a) Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Indebtedness).

(b) Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(c) Restricted Payments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than any amounts payable pursuant to this Certificate of Designations) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting a Triggering Event has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute a Triggering Event has occurred and is continuing.

(d) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock (other than as required by this Certificate of Designations).

(e) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice, or (ii) sales of inventory and product in the ordinary course of business.

(f) Maturity of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Company or any of its Subsidiaries to mature or accelerate prior to the third anniversary of the Initial Issuance Date.

(g) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and/or its Subsidiaries on the Subscription Date or any business reasonably related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose in any material respect.

(h) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; provided, however, that the Company shall have the right to merge or combine wholly-owned Subsidiaries hereunder, or eliminate or dissolve foreign Subsidiaries, in each case where such restructuring does not have a material impact on the Company’s assets or ability to comply with the provisions hereof.

(i) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(j) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.

(k) Maintenance of Insurance. The Company shall use its reasonable best efforts to maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(l) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except (i) transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would reasonably be expected to be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof or (ii) transaction with affiliates, provided that the purchase price for such transaction does not exceed $500,000 and 1,250,000 shares of Common Stock in the aggregate and such transaction is on terms no less favorable to the Company or its Subsidiaries than would reasonably be expected to be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

(m) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any Preferred Shares (other than as contemplated by the Securities Purchase Agreement, the Exchange Agreement and this Certificate of Designations) or (ii) issue any other securities that would cause a breach or default under this Certificate of Designations or the Warrants.

(n) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Certificate of Designations; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holders by this Certificate of Designations, but will suffer and permit the execution of every such power as though no such law has been enacted.

(o) Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.

(p) Independent Investigation. At the request of any Holder either (x) at any time when a Triggering Event has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute a Triggering Event or (z) at any time such Holder reasonably believes a Triggering Event may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by such Holder to investigate as to whether any breach of the Certificate of Designations has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of the Certificate of Designations has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its legal advisors and accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

14. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the greater of (A) 150% of the Conversion Amount of such Preferred Share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Share into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 14. All the preferential amounts to be paid to the Holders under this Section 14 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 14 applies.

15. Distribution of Assets. In addition to any adjustments pursuant to Section 7(a) and Section 8, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that the Preferred Share was converted at the Floor Price as of the applicable record date) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

16. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Shares hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any Preferred Shares other than as contemplated hereby or pursuant to the Securities Purchase Agreement and the Exchange Agreement; or (g) without limiting any provision of Section 9, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares hereunder.

17. Transfer of Preferred Shares. A Holder may transfer some or all of its Preferred Shares without the consent of the Company, but any such transfer shall be in compliance with all applicable securities laws.

18. Reissuance of Preferred Share Certificates and Book Entries.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall provide written notice of such transfer to the Company and surrender the applicable Preferred Share Certificate to the Company (or, if the Preferred Shares are held in Book-Entry form, a written instruction letter to the Company), whereupon the Company will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) (or evidence of the transfer of such Book-Entry), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 18(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred (or evidence of such remaining Preferred Shares in a Book-Entry for such Holder). Such Holder and any assignee, by acceptance of the Preferred Share Certificate or evidence of Book-Entry issuance, as applicable, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Company shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate and Book-Entries Exchangeable for Different Denominations and Forms. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Company, for a new Preferred Share Certificate or Preferred Share Certificate(s) or new Book-Entry (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new Preferred Share Certificate and/or new Book-Entry, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated in writing by such Holder at the time of such surrender. Each Book-Entry may be exchanged into one or more new Preferred Share Certificates or split by the applicable Holder by delivery of a written notice to the Company into two or more new Book-Entries (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Book-Entry, and each such new Book-Entry and/or new Preferred Share Certificate, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Book-Entry as is designated in writing by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Company is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate or new Book-Entry being issued pursuant to Section 18(a) or Section 18(c), the number of Preferred Shares designated by such Holder) which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.

19. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of a Holder at law or equity or under this Certificate of Designations or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of any Holder at law or equity or under Preferred Shares or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

20. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Certificate of Designations, then the Company shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Certificate of Designations with respect to any Preferred Shares shall be affected, or limited, by the fact that the purchase price paid for each Preferred Share was less than the original Stated Value thereof.

21. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.

22. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 22 shall permit any waiver of any provision of Section 4(d).

23. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a Black Scholes Consideration Value, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Black Scholes Consideration Value, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate, at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 23 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 23 constitutes an agreement to arbitrate between the Company and each Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 23, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 8(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 23 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 23 and (v) nothing in this Section 23 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 23).

24. Notices; Currency; Payments.

(a) Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(b) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions that Holder shall provide to the Company in writing from time to time. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due (except to the extent such amount is simultaneously accruing Dividends at the Default Rate hereunder) shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

25. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations, the Securities Purchase Agreement and the Exchange Agreement.

26. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Except as otherwise required by Section 23 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 23 above. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

27. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 27 referred to as the “Judgment Currency”) an amount due in U.S. dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 27(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 27(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

28. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

29. Maximum Payments. Without limiting Section 9(d) of the Securities Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the applicable Holder and thus refunded to the Company.

30. Stockholder Matters; Amendment.

(a) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the DGCL, the Certificate of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. Except for Section 4(d)(i), which may not be amended or waived hereunder, this Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the DGCL, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Certificate of Incorporation.

31. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share and any other unpaid amounts then due and payable hereunder with respect to such Preferred Share.

(d) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(e) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(f) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

(g) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(h) “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(i) “Bloomberg” means Bloomberg, L.P.

(j) “Book-Entry” means each entry on the Register evidencing one or more Preferred Shares held by a Holder in lieu of a Preferred Share Certificate issuable hereunder.

(k) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(l) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holder. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(m) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(n) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(o) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) “Current Subsidiary” means any Person in which the Company on the Subscription Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries”.

(q) “Dividend Balance Shares” means, for any Dividend Date, a number of shares of Common Stock equal to (i) the Post-Dividend Shares with respect to such Dividend Date minus (ii) the amount of any Pre-Dividend Shares delivered on the related Dividend Pre-Payment Date; provided that in the event that the amount of Pre-Dividend Shares exceeds the Post-Dividend Shares for such date (such excess, the “Dividend Shares Excess”), the Dividend Balance Shares shall equal zero (0) for such date and in no event shall (x) any Dividend Shares Excess reduce the number of Pre-Dividend Shares payable on the next Dividend Pre-Payment Date, if any, and (y) any Holder be required to return any Dividends Shares Excess to the Company.

(r) “Dividend Conversion Price” means, with respect to any Dividend Date or other applicable date of determination, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) 85% of the arithmetic average of the three (3) lowest Closing Sale Prices of the Common Stock during the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable Dividend Date or other applicable date of determination, provided that such price shall not be lower than the Floor Price.

(s) “Dividend Date” means, with respect to any given calendar quarter, the first Trading Day of such calendar quarter, but with the first Dividend Date commencing on January 1, 2027.

(t) “Dividend Rate” means eight percent (8%) per annum, as may be adjusted from time to time in accordance with Section 3(f).

(u) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(v) “Equity Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty Trading Days prior to such applicable date of determination and ending on and including such applicable date of determination all shares of Common Stock issuable upon conversion of the Preferred Shares shall be eligible to be resold by the Holders without restriction or any legend under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of the Preferred Shares, other issuance of securities with respect to the Preferred Shares); (ii) on each day during the period beginning thirty Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Shares and exercise of the Warrants) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (A) a writing by such Eligible Market or (B) the Company falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation, as applicable; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Preferred Shares on a timely basis as set forth in Section 4 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination) may be issued in full without violating Section 4(d) hereof; (v) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) none of the Holders shall be in possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like; (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document in any material respect, including, without limitation, the Company shall not have failed to timely make any payment pursuant to any Transaction Document; (ix) on each Trading Day during the Equity Conditions Measuring Period, there shall not have occurred any Volume Failure or Price Failure as of such applicable date of determination; (x) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and the applicable Required Reserve Amount of shares of Common Stock are available under the Certificate of Incorporation of the Company and reserved by the Company to be issued pursuant to this Certificate of Designations and the Warrants and (B) all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without resulting in an Authorized Share Failure; (xi) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist a Triggering Event or an event that with the passage of time or giving of notice would constitute a Triggering Event; or (xii) the shares of Common Stock issuable pursuant to the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market.

(w) “Equity Conditions Failure” means that with respect to any date of determination, on any day during the thirty Trading Day period ending on, and including, such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the applicable Holder).

(x) “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) Trading Days with the lowest VWAP of the Common Stock during the fifteen (15) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(y) “Exchange Agreement” means that certain exchange agreement by and among the Company and the initial holders of Preferred Shares, dated as of [__], as may be amended from time to time in accordance with the terms thereof.

(z) “Excluded Securities” means (i) shares of Common Stock or options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued or issuable to directors, consultants, officers, employees or other service providers of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such awards) after the Subscription Date pursuant to this clause (i) do not, in the aggregate, exceed more than 12% of the shares of Common Stock issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Holders; (ii) Convertible Securities and/or shares of Common Stock issued or issuable upon the conversion or exercise of Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued or issuable pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion, exercise or issuance price of any such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (other than in accordance with the terms thereof in effect as of the Subscription Date), none of such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms hereof in effect as of the Subscription Date), (iv) the Warrant Shares; provided, that the terms of the Warrants are not amended, modified or changed on or after the Subscription Date (other than in accordance with the terms thereof, including antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (v) securities issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or bona fide joint venture agreement, provided that such issuance is approved by the majority of the disinterested directors of the Company, and (vi) Dividend Shares and shares of Common Stock issued in connection with the payment of Dividends.

(aa) “Floor Price” means $0.2828.

(bb) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, in any transaction or series or related transactions, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(cc) “GAAP” means United States generally accepted accounting principles, consistently applied.

(dd) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(ee) “Holder Pro Rata Amount” means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders pursuant to the Securities Purchase Agreement on the Initial Issuance Date.

(ff) “Indebtedness” means of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(gg) “Intellectual Property Rights” means, with respect to the Company and its Subsidiaries, all of their rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor.

(hh) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(ii) “Make-Whole Amount” means, as of any given date and as applicable, in connection with any conversion or other repayment hereunder, an amount equal to the amount of additional Dividends that would accrue under this Certificate of Designations at the Dividend Rate then in effect assuming for calculation purposes that the Stated Value of this Certificate of Designations as of the Issuance Date remained outstanding through and including the one year anniversary of the applicable date of conversion of the Preferred Shares.

(jj) “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Subscription Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

(kk) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ll) “Original Closing Date” means July 3, 2023.

(mm) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(nn) “Permitted Indebtedness” means (i) Indebtedness set forth on Schedule 3(s) to the Securities Purchase Agreement, as in effect as of the Subscription Date, (ii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens, (iii) if (x) the Stockholder Approval Date has occurred and (y) less than 10% of the Preferred Shares remain outstanding, the Permitted Senior Indebtedness, and (iv) any unsecured Indebtedness outstanding at any time in an aggregate principal amount not to exceed $500,000.

(oo) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in either case, with respect to Indebtedness in an aggregate amount not to exceed $150,000, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, and (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting a Triggering Event under Section 5(a)(ix).

(pp) “Permitted Senior Indebtedness” means non-convertible Indebtedness issued pursuant to a credit facility with a bank or similar financial institution with no principal payments required prior to the 91st calendar day after the date no Preferred Share remain outstanding and otherwise on terms and conditions acceptable to the Eligible Buyers (as defined in the Securities Purchase Agreement) in their sole and absolute discretion, provided, however, that the aggregate outstanding principal amount of such Indebtedness permitted hereunder does not at any time exceed $10 million; provided, further, however, no Permitted Senior Indebtedness shall permit the lender to accelerate such Permitted Senior Indebtedness as a result of the occurrence of any Triggering Event hereunder or the Holder’s delivery of a Triggering Event Redemption Notice.

(qq) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(rr) “Post-Dividend Shares” means, for any Dividend Date and without taking into account the delivery of any Pre-Dividend Shares, that number of shares of Common Stock equal to the applicable amount of Dividends to be paid in Dividend Shares for such Dividend Date divided by the Dividend Conversion Price, rounded up to the nearest whole number.

(ss) “Price Failure” means, with respect to a particular date of determination, the VWAP of the Common Stock on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination fails to exceed the Floor Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during any such measuring period.

(tt) “Principal Market” means the Nasdaq Capital Market.

(uu) “Redemption Premium” means 125%.

(vv) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(ww) “Securities Purchase Agreement” means the securities purchase agreement, dated June 29, 2023 by and among the Company and certain accredited investors party thereto.

(xx) “Stated Value” shall mean $1,000 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(yy) “Subscription Date” means June 29, 2023.

(zz) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(aaa) “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

(bbb) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ccc) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the applicable Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(ddd) “Transaction Documents” means the Securities Purchase Agreement, this Certificate of Designations, the Warrants and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Securities Purchase Agreement, all as may be amended from time to time in accordance with the terms thereof.

(eee) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(fff) “Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination, is less than $200,000 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date).

(ggg) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement and shall include all warrants issued in exchange therefor or replacement thereof.

(hhh) “Warrant Shares” means, collectively, the shares of Common Stock issuable upon exercise of the Warrants.

32. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day of such receipt or prior to (or simultaneous with) such delivery, as applicable, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder explicitly in writing in such notice (or immediately upon receipt of notice from such Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from such Holder), such Holder shall be allowed to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. If the Company or any of its Subsidiaries provides material non-public information to a Holder that is not simultaneously filed in a Current Report on Form 8-K and such Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. Nothing contained in this Section 32 shall limit any obligations of the Company, or any rights of any Holder, under Section 4(i) of the Securities Purchase Agreement.

33. Absence of Trading and Disclosure Restrictions. The Company acknowledges and agrees that no Holder is a fiduciary or agent of the Company and that each Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of such Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that each Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations of Series C Convertible Preferred Stock of Wrap Technologies, Inc to be signed by its __________ on this ___ day of _______, 2026.

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations of the Series C Convertible Preferred Stock of Wrap Technologies, Inc.]

EXHIBIT I

WRAP TECHNOLOGIES, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Wrap Technologies, Inc (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Shares”), of Wrap Technologies, Inc a Delaware corporation (the “Company”), indicated below into shares of common stock, $0.0001 value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate number of Preferred Shares to be converted:

Aggregate Stated Value of such Preferred Shares to be converted:

Aggregate accrued and unpaid Dividends with respect to such Preferred Shares, accrued and unpaid Late Charges with respect to such Preferred Shares and such Aggregate Dividends and Late Charges to be converted:

Make-Whole Amount:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date: _____________ __, __________

______________________________

Name of Registered Holder

By:
Name:
Title:
Tax ID:_____________________
Facsimile:___________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby (a) acknowledges this Conversion Notice, (b) certifies that the above indicated number of shares of Common Stock are eligible to be resold by the Holder without restriction or any legend and (c) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated,2026 from the Company and acknowledged and agreed to by ________________________.

WRAP TECHNOLOGIES, INC.

By:
Name:
Title	:

WRAP TECHNOLOGIES, INC.
3350 VIRGINIA STREET
MIAMI, FLORIDA 33139

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WRAP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04881-P58976 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WRAP TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the seven directors to the Board of Directors (the "Board") to serve until the annual meeting of stockholders in 2027 or until each one's respective successor has been duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scot Cohen
02) Bruce T. Bernstein
03) Marc Savas
04) Rajiv Srinivasan
05) Vice Admiral Tim Szymanski
06) John Shulman
07) Edward Delatorre

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04882-P58976

WRAP TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 11, 2026 10:00 AM, EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jared Novick as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, par value $0.0001 per share, of WRAP TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on December 11, 2026, at the Virtual Meeting at www.virtualshareholdermeeting.com/WRAP2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side